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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8817

Voya Equity Trust (formerly ING Equity Trust)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2014 to November 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2014

Classes A, B, C, I, O, R, R6 and W

■	Voya Growth Opportunities Fund
■	Voya Large Cap Value Fund
■	Voya MidCap Opportunities Fund
■	Voya Multi-Manager Mid Cap Value Fund
■	Voya Real Estate Fund
■	Voya SmallCap Opportunities Fund

      E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	28
Summary Portfolios of Investments	43
Advisory Contract Approval Discussion	57

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds

December 2, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2014

As our fiscal year commenced, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had advanced by just over 4% in 2014, recovering early losses as the depressing effects of a cold and snowy winter in the U.S. on economic activity and sentiment steadily lifted. In the next six months the Index gained a further 6.37%, surviving turmoil late in the period as described below. (The Index returned 2.25% for the six-months ended November 30, 2014, measured in U.S. dollars.)

With the improvement in the season had come a pick-up in U.S. economic data and this continued into the new fiscal year. Employment reports were looking better and the unemployment rate fell below 6%. The November bulletin marked the seventh consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis and the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing, the U.S. Federal Reserve Board’s $85 billion of monthly Treasury and mortgage-backed securities purchases, had been progressively tapered from the beginning of the year and was due to end completely in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Favorable corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter, later revised up to 3.9%. Sentiment received another lift in late October when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities. November was the best month of the six for the Index, which closed just off another all-time high.

In U.S. fixed income markets, short-term Treasury yields increased while longer-term yields fell over the six months through November. The Barclays U.S. Treasury Bond Index as a whole returned 1.99% for the period, close to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”), which added 1.91%. Both outperformed the Barclays U.S. Corporate Investment Grade Bond sub-index, which gained 1.66%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), actually lost 0.59%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds, after their strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 8.58% in the fiscal half-year, closing within 1% of another all-time high. Health care was the top-performing sector, returning 17.36%; the only loser was energy, which dropped 14.68% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.50% against the euro, on the U.S.’s much better growth and interest rate increase prospects and 7.09% on the pound, which drifted from a multi-year high in July as the likelihood of an early UK rate increase receded. The dollar surged 16.57% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index soared 18.72% for the fiscal half-year, boosted in the case of Japan’s large exporting companies by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index edged up 1.44%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Without the contribution of the strong health care sector, this sub-index would have barely broken even. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, falling 0.35%. However, UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include ten global banks, energy and materials companies. As a group, the ten contributed an estimated –1.83%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will
fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index
An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GROWTH OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Information Technology	28.7%
Consumer Discretionary	20.8%
Health Care	16.7%
Industrials	11.3%
Consumer Staples	9.0%
Financials	5.3%
Materials	3.7%
Energy	3.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Growth Opportunities Fund (the “Fund” or “ Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.82% compared to the Russell 1000® Growth Index (the “Index”), which returned 9.56% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the period. Generally, Fund outperformance was driven by both sector allocation and stock selection, particularly in the consumer staples and health care sectors. In contrast, stock selection in energy and industrials detracted from performance. The Fund’s cash position also detracted from results.

Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta”), Schlumberger NV (“Schlumberger”) and International Business Machines Corporation (“IBM”) were the biggest contributors to performance during the six-month period. Our overweight position in Ulta, a seller of cosmetics, fragrances, skin and hair care products, appliances and accessories, contributed to performance. The company reported solid second quarter earnings, exceeding estimates. Additionally, the company guided higher on its full-year estimated earnings, while also providing the framework for 20% earnings growth over the next five years. Not owning diversified energy services company Schlumberger contributed to performance. The stock’s underperformance was mainly due to weakness in oil prices, which fell significantly during the period. In addition, uncertainty in regards to exploration and production (“E&P”) spending next year intensified the underperformance. Our underweight position in computer solutions provider IBM contributed to relative performance. We believe investors are not convinced that the company is positioned for growth, and are looking for a transformational shift in IBM’s business model amid concerns that the hardware business is becoming commoditized, the outsourcing business is struggling and the company is not adding enough value in its services business. What’s more, IBM reported lackluster third quarter (“Q3”) earnings, experiencing declines in almost all business units because of softening demand trends.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

Apple, Inc.	6.5%
Microsoft Corp.	3.7%
Home Depot, Inc.	3.0%
PepsiCo, Inc.	3.0%
Amazon.com, Inc.	2.6%
Comcast Corp. — Class A	2.4%
Google, Inc. — Class A	2.3%
AbbVie, Inc.	2.3%
McKesson Corp.	2.2%
Walt Disney Co.	2.2%

Portfolio holdings are subject to change daily.

Anadarko Petroleum Corporation (“Anadarko”), Cameron International Corporation (“Cameron International”) and Amazon.com, Inc. (“Amazon”) were among the most significant detractors for the period. Our overweight position in Anadarko, an oil and gas exploration and production company, detracted from performance. The company reported Q3 earnings below consensus due to production timing issues. The general weakness of oil prices further weighed on the shares. Our overweight position in Cameron International, an energy capital equipment provider, detracted from performance. Underperformance was mainly due to weakness in oil prices. The company reported strong Q3 earnings, but uncertainty with regard to E&P spending next year led to the underperformance. Our overweight position in online retailer Amazon detracted from performance. The company handily exceeded our above-consensus expectations for gross profit growth. Yet, the stock underperformed because management provided Q3 guidance for meaningful operating losses driven by stepped up investment spending, which prompted investor concerns regarding the potential long-term return and profitability of Amazon’s business model.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. In accordance with modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has ended its asset purchase program, but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Financials	27.4%
Health Care	16.4%
Energy	10.3%
Consumer Staples	9.0%
Information Technology	7.8%
Consumer Discretionary	7.7%
Industrials	7.6%
Utilities	6.0%
Materials	3.0%
Telecommunication Services	2.5%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.90% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 6.86% for the same period.

Portfolio Specifics: The Fund’s relative underperformance was driven by unfavorable stock selection, within the energy, materials, information technology and financial sectors. By contrast, strong stock selection within the industrials, consumer discretionary and health care sectors contributed most favorably to performance.

The key detractors from performance were Fortescue Metals Group Ltd (“Fortescue Metals”) and Royal Dutch Shell Plc. (“Royal Dutch Shell”).

Owning non-benchmark stock, Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the period provided encouraging operational results with production, revenue and cost guidance ahead of expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the period. What’s more, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general, given increasing concerns over emerging market demand and the significant rise in the U.S. dollar during the period.

Owning non-benchmark stock, oil producer Royal Dutch Shell, detracted from performance. Shares of the company were negatively impacted by weakness over European market concerns, and by the overall underperformance within the energy sector due to declining oil prices.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

ExxonMobil Corp.	4.4%
JPMorgan Chase & Co.	3.6%
Wells Fargo & Co.	3.5%
Pfizer, Inc.	3.3%
Procter & Gamble Co.	3.3%
Merck & Co., Inc.	3.0%
Microsoft Corp.	2.9%
Cisco Systems, Inc.	2.5%
UnitedHealth Group, Inc.	2.4%
Pinnacle West Capital Corp.	2.0%

Portfolio holdings are subject to change daily.

The main individual contributors to performance were Chevron Corporation (“Chevron”) and Apple Inc. (“Apple”).

Not owning benchmark stock Chevron, a U.S.-based integrated oil and gas company, contributed to relative performance. Shares of Chevron were negatively impacted by the overall underperformance within the energy sector due to declining oil prices.

Our overweight position in Apple contributed to performance. Shares of Apple rallied over the period. Looking at the quick uptake of the iPhone 6 and 6 plus, many sell-side analysts have reiterated their buy rating of the stock and raised their earnings forecasts and price targets. Additionally, margin assumptions are rising, helping drive the price higher.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy has sought to provide. The Fund is currently overweight in the health care, consumer staples and consumer discretionary sectors and underweight the industrials, financials and information technology sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Consumer Discretionary	24.1%
Industrials	17.0%
Information Technology	16.8%
Health Care	13.3%
Financials	9.8%
Consumer Staples	8.1%
Energy	4.6%
Materials	4.3%
Telecommunication Services	1.3%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.62% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 8.66% and 7.38%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell Midcap® Growth Index (the “Index”) before deducting fees and expenses, but underperformed the Index net of fees for the period. Fund performance was primarily due to stock selection effects. Stock selection in the consumer discretionary and consumer staples sectors contributed the most to performance. In contrast, stock selection in the health care and energy sectors detracted the most from performance.

Southwest Airlines Co., Inc. (“Southwest Airlines”), Ulta Salon, Cosmetics & Fragrance, Inc. (“Ulta Salon”) and Monster Beverage Corporation (“MNST”) were the biggest contributors to performance during the six-month period. Our overweight in the domestic airline Southwest Airlines contributed to performance. The strong pricing environment in North America, coupled with solid company cost control, led to a significant intra-quarter increase in consensus expectations. Our overweight position in Ulta Salon, a seller of cosmetics, fragrances, skin and hair care products, appliances and accessories, contributed to performance. The company reported solid second quarter earnings, exceeding estimates. Additionally, the company guided higher on its full-year estimated earnings, while also providing the framework for 20% earnings growth over the next five years. Our overweight position in energy drink distributor MNST contributed to relative performance. The stock reacted well to news of the company’s partnership with Coca-Cola (“KO”), creating a faster growing, higher margin business and increasing the likelihood of KO eventually buying MNST. This partnership decidedly enhances the story from a primarily domestic focused energy drink play to an international growth story as KO may push MNST product through KO’s distribution system.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

Southwest Airlines Co.	3.0%
Intuit, Inc.	2.3%
VF Corp.	2.2%
Monster Beverage Corp.	1.9%
Chipotle Mexican Grill, Inc.	1.9%
Mylan Laboratories	1.9%
Roper Industries, Inc.	1.9%
Jarden Corp.	1.9%
Ametek, Inc.	1.8%
Macy’s, Inc.	1.8%
Portfolio holdings are subject to change daily.

Michael Kors Holdings Ltd (“Michael Kors”), Cameron International Corporation (“Cameron International”) and SM Energy Company were among the most significant detractors for the period. Our overweight in Michael Kors, a global luxury lifestyle brand, detracted from performance. In an otherwise soft period for broader retail, channel checks revealed modestly elevated markdown cadence in the company’s retail stores, prompting investor concern around peaking gross margins and potential over-distribution of the company’s products. Our overweight position in Cameron International, an energy capital equipment provider, detracted from performance. Underperformance was mainly due to weakness in oil prices. The company reported strong third quarter (“3Q”) earnings, but uncertainty with regard to exploration and production (“E&P”) spending next year led to the underperformance. Our overweight position in SM Energy Company, an independent energy company, detracted from performance. Management pre-announced a 3Q production shortfall due to weather related delays in the Williston Basin and downtime related to Eagle Ford enhanced well completions. What’s more, the company provided weak fourth quarter guidance. Besides missing its earnings expectations, as a small-mid-cap E&P company, SM Energy was hurt more than large or midcap peers by lower oil prices.

Current Strategy & Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. In accordance with modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has ended its asset purchase program but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Financials	28.4%
Consumer Discretionary	14.3%
Industrials	12.7%
Information Technology	11.1%
Materials	7.3%
Utilities	6.5%
Health Care	6.5%
Energy	5.9%
Consumer Staples	4.7%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — LSV Asset Management (“LSV”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Josef Lakonishok, Menno Vermeulen, Guy Lakonishok, Greg Sleight and Puneet Mansharamani, Portfolio Managers of LSV; Stephen E. Kylander and Lance F. James, Portfolio Managers of RBC GAM (US), and; James N. Mordy, Portfolio Manager of Wellington.*

Performance: For the six-month period ended November 30, 2014, the Fund’s Class I shares provided a total return of 4.03% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 6.03%, for the same period.

Portfolio Specifics: LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value Index by approximately 122 basis points (1.22%) for the six-month period ended November 30, 2014. The biggest negative impact on both absolute and relative returns was the Sleeve’s exposure to energy, a sector which experienced significant decline over these six months. Also detracting from relative returns were positions in the materials and consumer discretionary sectors. Positive contributions came from holdings within consumer staples and financials. Given our diversified approach, it was a handful of stocks in each of these sectors that drove either underperformance or outperformance, a typical pattern for our style of investing in both favorable and unfavorable market environments.

Some of the top performing holdings included Acco Brands, Hawaiian Holdings, Susquehanna Bancshares, Navient Corp, Usana Health Sciences and Kroger. Laggards included Energy XXI, Diamond Offshore Drilling, Smith & Wesson and Genworth Financial.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

Kroger Co.	1.6%
PartnerRe Ltd.	1.5%
HCC Insurance Holdings, Inc.	1.5%
CareFusion Corp.	1.2%
Ross Stores, Inc.	1.2%
Host Hotels & Resorts, Inc.	1.1%
Wabtec Corp.	1.1%
Mohawk Industries, Inc.	1.1%
CIT Group, Inc.	1.1%
Covanta Holding Corp.	1.1%
Portfolio holdings are subject to change daily.

RBC GAM (U.S.) Sleeve — The Sleeve outperformed the Russell Midcap® Value Index by approximately 203 basis points (2.03%) for the period from June 1, 2014 through November 14, 2014, as favorable stock selection outweighed adverse sector allocation decisions, which detracted modestly from overall performance. While an overweight to the industrials sector detracted from returns, the Sleeve benefitted from an underweight position in energy, which was the worst performing sector in the index during this time period. In terms of stock selection, favorable selection in the information technology and industrials sectors was the primary driver of portfolio performance. Within information technology, semiconductor manufacturer Skyworks Solutions was the single largest contributor to portfolio performance as the company benefitted from the iPhone 6 launch and announced that a tier-one automotive supplier is leveraging several of the company’s solutions in their vehicle-based wireless platforms. Other top contributors within the information technology sector included mixed-signal manufacturer NXP Semiconductors and high-performance radio frequency solution manufacturer RF Micro Devices. The favorable effect of the above-mentioned stocks offset adverse stock selection in the materials (Owens-Illinois, Carpenter Technology) and health care (Teleflex, Mylan) sectors as well as weak performance from individual holdings MRC Global, Range Resources, and Fluor. The largest single detractor from portfolio performance came from the information technology sector, as Web.com Group reported a disappointing second quarter and cut guidance due to execution issues primarily from slowing new sales generation and existing customers renewing contracts for shorter durations. The holding has since been liquidated from the portfolio.

Wellington Sleeve — The Sleeve underperformed the Russell Midcap® Value Index by approximately 394 basis points (3.94%) for the six-month period ended November 30, 2014. For U.S. midcaps, this period has been marked by an unusually large disparity in performance between the Russell 2500 Value Index and the Russell Midcap® Value Index (which includes larger market caps on average), as larger market cap names outperformed and smaller market cap names were hit hard. The latter index has fared much better during the period. Our portfolio sits squarely in between the two in terms of market cap, and this has been an important factor as we assess our relative performance during the period.

Weak stock selection was a driver of underperformance during the period. Security selection within the materials, energy, and consumer staples sectors detracted the most from relative returns. Favorable security selection in the information technology, utilities, and consumer discretionary sectors partially offset weak results elsewhere in the portfolio. Sector allocation, a residual of the bottom-up stock selection

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

process, also detracted from relative performance during the period. In particular, overweight allocations to energy and industrials weighed on relative performance. Higher-than-benchmark exposure to the outperforming information technology and consumer discretionary sectors contributed positively to relative results.

Top detractors from relative performance included Cobalt International Energy (energy), a U.S.-based oil-focused exploration and production company, Trican Well Service (energy), a pressure pumping company, and Diamondback Energy (energy), an oil and natural gas exploration and production company. Top contributors to relative performance during the period included Skyworks Solutions (information technology), a supplier of mixed-signal analog semiconductors, Verint Systems (information technology), a provider of analytical software for the security and business intelligence markets, and NXP Semiconductors (information technology), a Netherlands-based semiconductor company.

Current Strategy and Outlook: LSV Sleeve — We believe higher yielding stocks continue to look quite expensive in our model, and as result we remain underweight to both real estate investment trusts and utilities. Such positioning has not been rewarded in 2014 but we believe this disparity will reverse in time. In our view, the portfolio trades at sizeable discounts relative to the benchmark as well as the broad market. Current valuations are 12x 2014 earnings estimates, 8x trailing cash flow and a 2.3% yield. We continue to believe, and empirical evidence supports, that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — We remain generally constructive on the outlook for U.S. economic growth. Job gains have averaged a healthy 245,000 per month for the last 6 months, with the unemployment rate now dropping below 6%. The outlook for capital spending appears healthy, while consumer spending should at least track income growth, in our view. The pace of housing recovery has disappointed, but we believe it should continue to slowly improve. China’s economy seems to have stabilized, but we believe huge transformational challenges and declining property prices would seem to prevent any meaningful acceleration. We believe the biggest risks to the global outlook are probably now in Europe (given the Russia-Ukraine conflict), Japan and the emerging markets. The European recovery has disappointed versus our expectations one year ago.

At the end of the period, our most significant overweights were to industrials, information technology, and consumer discretionary, while our greatest underweight allocations were to the financials, utilities, and health care sectors.

*	On September 12, 2014, the Fund’s Board of Trustees approved removing RBC GAM (U.S.) Inc as a sub-adviser to one of the Fund’s sleeves and adding Hahn Capital Management, LLC as a sub-adviser to one of the Fund’s sleeves. From the close of business on November 14, 2014 through the close of business on November 28, 2014, the Fund will be in a “transition period” during which time a transition manager will sell all or most of the assets managed by RBC GAM (US). Effective on or about December 1, 2014, Hahn Capital Management will be added as a sub-adviser of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of November 30, 2014 (as a percentage of net assets)

Retail REITs	21.5%
Residential REITs	21.1%
Specialized REITs	15.3%
Office REITs	14.8%
Diversified REITs	11.9%
Hotels, Resorts & Cruise Lines	7.4%
Industrial REITs	5.8%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.59% compared to the MSCI U.S. REIT® Index (the “Index”), which returned 9.96%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the MSCI U.S. REIT® Index, generated an aggregate 10% total return over the past six months. Performance was positive across the 10 primary property sectors. Real estate stocks delivered solid returns as the result of improving economic conditions, modestly lower bond yields, accommodative capital markets, and improving demand for real estate space. Strong total return was generated in some of the more economically-sensitive property types such as hotels and apartments. From a fundamental perspective, we believe companies continue to grow earnings at a solid pace and continue to pay attractive dividends.

During the period, the Fund outperformed the Index before deducting fees and expenses, but underperformed the index net of fees. The benefit of positive stock selection was offset by the impact of property sector allocation and cash drag. Stock selection in the healthcare, office, apartment and industrial sectors added value during the period. Sector allocation decisions benefited from an underweight to the underperforming net lease sector and from an overweight to the outperforming apartment sector, but were overshadowed by the impact of an overweight to the underperforming industrial and office sectors as well as from an underweight to the outperforming technology real estate sector.

Current Strategy & Outlook: Real estate stocks benefit from a favorable environment of continued low interest rates, limited new supply of real estate stock, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth is expanding and inflationary pressures remain moderate, aided by a softening in the price of commodities, particularly a lower price of oil. We believe this bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its tapering of quantitative easing and potentially increasing short-term policy rates sometime next year, in our view the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. We believe this combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth for this year and next, and dividends growing at least in line with the pace of earnings, we believe real estate companies continue to offer investors an attractive investment option.

Top Ten Holdings as of November 30, 2014 (as a percentage of net assets)

Simon Property Group, Inc.	7.9%
Equity Residential	5.6%
Host Hotels & Resorts, Inc.	4.6%
ProLogis, Inc.	4.6%
Health Care Real Estate Investment Trust, Inc.	4.6%
AvalonBay Communities, Inc.	3.9%
Vornado Realty Trust	3.6%
Public Storage, Inc.	3.4%
General Growth Properties, Inc.	3.1%
Boston Properties, Inc.	2.9%
Portfolio holdings are subject to change daily.

We remain overweight in the industrial, apartment and lodging sectors as well as coastal central business district office and high-end mall companies. We are more cautious on the net lease, healthcare and storage sectors given their full valuation relative to average growth prospects, in our view. Portfolio positioning emphasizes property types which can benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the more bond-like sectors such as net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning. We recognize the attractiveness of current yield via the dividend in some of these lower growth sectors. We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We appreciate your continued faith and confidence.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2014 (as a percentage of net assets)

Information Technology	22.6%
Health Care	20.1%
Consumer Discretionary	17.8%
Industrials	14.1%
Financials	10.5%
Materials	4.8%
Energy	2.6%
Exchange-Traded Funds	2.1%
Consumer Staples	1.8%
Assets in Excess of Other Liabilities*	3.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek*, James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.24% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 6.56% and 4.09%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed the Russell 2000® Growth Index (the “Index”) before deducting fees and expense, but unperformed the Index net of fees due to favorable sector allocation, while overall stock selection was a slight drag on relative returns. Despite the overall negative effect, stock selection was the most dynamic factor affecting return for the period. Significant contributions to results came from sectors such as software and services, capital goods, consumer services, and pharmaceuticals and biotechnology. Offsetting these contributions were detractions from energy, consumer durables, health care equipment and services, and hardware and equipment. The Fund’s allocation to cash also detracted from relative results.

The main individual contributors to performance were Receptos, Inc. (“Receptos”) and Imperva, Inc. (“Imperva”). Our overweight position in Receptos, a developer of therapeutics for the treatment of autoimmune conditions, contributed to performance. The company announced highly positive phase 2 trial results in ulcerative colitis and relapsing multiple sclerosis for its experimental drug RPC1063. Receptos also announced plans to advance RPC1063 to phase 3 trials for ulcerative colitis and phase 2 trials for Crohn’s disease. Within the software and services sector, an overweight allocation to business security solutions provider, Imperva, positively impacted portfolio performance. Despite a poor first quarter, Imperva bounced back with solid second quarter results. Furthermore, in mid-August, the company named Anthony Bettencourt as incoming CEO. In our view, Bettencourt’s operational and sales management experience should help Imperva post more consistent and predictable results going forward. We believe Imperva’s performance was also helped by the fact that Bettencourt sold the last two companies he served as CEO, leading to some speculation that this may be his end game for Imperva.

Top Ten Holdings as of November 30, 2014* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.1%
WEX, Inc.	1.4%
Healthsouth Corp.	1.2%
Qlik Technologies, Inc.	1.2%
Ultimate Software Group, Inc.	1.2%
Vail Resorts, Inc.	1.2%
Team Health Holdings, Inc.	1.2%
j2 Global, Inc.	1.2%
Clarcor, Inc.	1.1%
PRA Group, Inc.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Key detractors from performance were Bill Barrett Corporation and C&J Energy Services, Inc. A position within the energy sector in Bill Barrett Corporation, detracted from performance. Our overweight position in oilfield services company, C&J Energy Services, Inc., detracted from performance. Shares of both companies were negatively impacted by the overall underperformance within the energy sector due to declining oil prices.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*
Voya Growth Opportunities Fund
Class A	$1,000.00	$1,098.20	1.30%	$6.84	$1,000.00	$1,018.55	1.30%	$6.58
Class B	1,000.00	1,094.40	1.95	10.24	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,094.30	1.95	10.24	1,000.00	1,015.29	1.95	9.85
Class I	1,000.00	1,100.10	0.92	4.84	1,000.00	1,020.46	0.92	4.66
Class R	1,000.00	1,096.10	1.45	7.62	1,000.00	1,017.80	1.45	7.33
Class W	1,000.00	1,099.90	0.95	5.00	1,000.00	1,020.31	0.95	4.81
Voya Large Cap Value Fund
Class A	$1,000.00	$1,059.00	1.14%	$5.88	$1,000.00	$1,019.35	1.14%	$5.77
Class B	1,000.00	1,055.20	1.89	9.74	1,000.00	1,015.59	1.89	9.55
Class C	1,000.00	1,054.50	1.89	9.73	1,000.00	1,015.59	1.89	9.55
Class I	1,000.00	1,060.60	0.80	4.13	1,000.00	1,021.06	0.80	4.05
Class O	1,000.00	1,059.20	1.14	5.88	1,000.00	1,019.35	1.14	5.77
Class R	1,000.00	1,058.00	1.34	6.91	1,000.00	1,018.35	1.34	6.78
Class R6	1,000.00	1,060.60	0.78	4.03	1,000.00	1,021.16	0.78	3.95
Class W	1,000.00	1,060.10	0.89	4.60	1,000.00	1,020.61	0.89	4.51

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2014*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,086.20	1.31%	$6.85	$1,000.00	$1,018.50	1.31%	$6.63
Class B	1,000.00	1,082.50	2.06	10.75	1,000.00	1,014.74	2.06	10.40
Class C	1,000.00	1,082.60	2.06	10.75	1,000.00	1,014.74	2.06	10.40
Class I	1,000.00	1,088.30	0.98	5.13	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	1,086.50	1.31	6.85	1,000.00	1,018.50	1.31	6.63
Class R	1,000.00	1,085.20	1.56	8.15	1,000.00	1,017.25	1.56	7.89
Class R6	1,000.00	1,089.10	0.88	4.61	1,000.00	1,020.66	0.88	4.46
Class W	1,000.00	1,087.90	1.06	5.55	1,000.00	1,019.75	1.06	5.37
Voya Multi-Manager MidCap Value Fund
Class I	$1,000.00	$1,040.30	0.84%	$4.30	$1,000.00	$1,020.86	0.84%	$4.26
Voya Real Estate Fund
Class A	$1,000.00	$1,095.90	1.27%	$6.67	$1,000.00	$1,018.70	1.27%	$6.43
Class B	1,000.00	1,091.20	2.02	10.59	1,000.00	1,014.94	2.02	10.20
Class C	1,000.00	1,088.00	2.02	10.57	1,000.00	1,014.94	2.02	10.20
Class I	1,000.00	1,091.40	0.91	4.77	1,000.00	1,020.51	0.91	4.61
Class O	1,000.00	1,095.80	1.27	6.67	1,000.00	1,018.70	1.27	6.43
Class R	1,000.00	1,094.80	1.52	7.98	1,000.00	1,017.45	1.52	7.69
Class R6(1)	1,000.00	1,082.50	0.86	3.70	1,000.00	1,020.76	0.86	4.36
Class W	1,000.00	1,081.40	1.02	5.32	1,000.00	1,019.95	1.02	5.16
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$1,062.40	1.36%	$7.03	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,058.50	2.11	10.89	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,058.60	2.11	10.89	1,000.00	1,014.49	2.11	10.66
Class I	1,000.00	1,063.90	1.10	5.69	1,000.00	1,019.55	1.10	5.57
Class R	1,000.00	1,061.30	1.61	8.32	1,000.00	1,017.00	1.61	8.14
Class R6	1,000.00	1,064.40	0.99	5.12	1,000.00	1,020.10	0.99	5.01
Class W	1,000.00	1,063.80	1.11	5.74	1,000.00	1,019.50	1.11	5.62

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was July 3, 2014. Expenses paid for the actual Fund’s return reflect the 151-day period ended November 30, 2014.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2014 (UNAUDITED)

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$127,454,837	$812,615,280	$1,424,228,774
Short-term investments at fair value**	1,493,505	3,859,923	13,724,516
Total investments at fair value	$128,948,342	$816,475,203	$1,437,953,290
Cash	672	442	245
Receivables:
Investment securities sold	—	12,751,149	5,135,693
Fund shares sold	178,013	379,303	705,031
Dividends	79,076	2,475,849	706,658
Prepaid expenses	33,148	55,428	62,386
Reimbursement due from manager	14,776	21,157	19,592
Other assets	3,634	14,595	13,197
Total assets	129,257,661	832,173,126	1,444,596,092

LIABILITIES:
Payable for investment securities purchased	—	—	8,066,304
Payable for fund shares redeemed	133,322	329,497	952,794
Payable upon receipt of securities loaned	—	—	86,516
Payable for investment management fees	73,137	449,901	875,881
Payable for administrative fees	10,448	69,215	116,783
Payable for distribution and shareholder service fees	41,509	121,360	197,459
Payable to trustees under the deferred compensation plan (Note 6)	3,634	14,595	13,197
Payable for trustee fees	621	4,223	7,233
Other accrued expenses and liabilities	64,021	142,285	623,663
Total liabilities	326,692	1,131,076	10,939,830
NET ASSETS	$128,930,969	$831,042,050	$1,433,656,262

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$83,933,940	$638,036,946	$1,040,686,153
Undistributed net investment income/Accumulated net investment loss	(146,579)	2,534,856	(990,951)
Accumulated net realized gain	13,750,607	47,780,113	168,621,402
Net unrealized appreciation	31,393,001	142,690,135	225,339,658
NET ASSETS	$128,930,969	$831,042,050	$1,433,656,262
_____________________
+ Including securities loaned at value	$—	$—	$84,588
* Cost of investments in securities	$96,061,836	$669,925,145	$1,198,889,116
** Cost of short-term investments	$1,493,505	$3,859,923	$13,724,516

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$67,072,667	$180,759,709	$375,458,603
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,873,486	13,448,612	14,466,645
Net asset value and redemption price per share†	$35.80	$13.44	$25.95
Maximum offering price per share (5.75%) (1)	$37.98	$14.26	$27.53

Class B
Net assets	$1,070,264	$5,090,811	$3,814,597
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	32,964	380,534	171,000
Net asset value and redemption price per share†	$32.47	$13.38	$22.31

Class C
Net assets	$26,784,098	$93,465,412	$130,294,423
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	827,458	6,979,739	5,878,896
Net asset value and redemption price per share†	$32.37	$13.39	$22.16

Class I
Net assets	$30,456,189	$245,661,677	$721,864,352
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	791,702	17,233,493	25,591,096
Net asset value and redemption price per share	$38.47	$14.25	$28.21

Class O
Net assets	n/a	$6,819,686	$55,272,901
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	507,788	2,135,540
Net asset value and redemption price per share	n/a	$13.43	$25.88

Class R
Net assets	$3,321	$5,780,432	$2,404,834
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	86	430,753	93,459
Net asset value and redemption price per share	$38.42	$13.42	$25.73

Class R6
Net assets	n/a	$241,585,485	$42,037,360
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	16,956,263	1,488,232
Net asset value and redemption price per share	n/a	$14.25	$28.25

Class W
Net assets	$3,544,430	$51,878,838	$102,509,192
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	93,861	3,649,653	3,665,581
Net asset value and redemption price per share	$37.76	$14.21	$27.97
_____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2014 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$299,700,202	$1,475,417,366	$660,918,502
Short-term investments at fair value**	8,480,505	13,994,109	45,357,882
Total investments at fair value	$308,180,707	$1,489,411,475	$706,276,384
Cash	5,149,775	—	471
Receivables:
Investment securities sold	454,939	1,396,034	2,040,684
Fund shares sold	130,161	1,852,811	697,734
Dividends	420,413	672,373	378,060
Interest	19	—	—
Foreign tax reclaims	18,408	—	—
Prepaid expenses	528	73,169	53,050
Reimbursement due from manager	—	48	17
Other assets	1,771	18,233	5,148
Total assets	314,356,721	1,493,424,143	709,451,548

LIABILITIES:
Payable for investment securities purchased	38,386	4,150,142	3,960,813
Payable for fund shares redeemed	14,421	780,656	334,663
Payable upon receipt of securities loaned	7,585,755	—	18,458,745
Payable for investment management fees	181,888	838,594	460,635
Payable for administrative fees	25,984	119,797	55,938
Payable for distribution and shareholder service fees	—	80,372	71,788
Payable to trustees under the deferred compensation plan (Note 6)	1,771	18,233	5,148
Payable for trustee fees	1,580	6,943	3,064
Other accrued expenses and liabilities	102,297	564,173	167,938
Total liabilities	7,952,082	6,558,910	23,518,732
NET ASSETS	$306,404,639	$1,486,865,233	$685,932,816

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$207,279,441	$957,826,204	$564,205,136
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss	3,077,262	(1,526,334)	(2,511,440)
Accumulated net realized gain (loss)	67,766,774	(52,530,271)	49,668,552
Net unrealized appreciation	28,281,162	583,095,634	74,570,568
NET ASSETS	$306,404,639	$1,486,865,233	$685,932,816
_____________________
+ Including securities loaned at value	$7,405,606	$—	$18,017,667
* Cost of investments in securities	$271,416,294	$892,321,732	$586,347,935
** Cost of short-term investments	$8,480,505	$13,994,109	$45,357,882

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$234,100,247	$160,359,751
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	11,596,995	2,754,253
Net asset value and redemption price per share†	n/a	$20.19	$58.22
Maximum offering price per share (5.75%)(1)	—	$21.42	$61.77

Class B
Net assets	n/a	$676,920	$652,838
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	33,374	13,316
Net asset value and redemption price per share†	n/a	$20.28	$49.03

Class C
Net assets	n/a	$30,265,184	$46,342,190
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,435,370	947,190
Net asset value and redemption price per share†	n/a	$21.09	$48.93

Class I
Net assets	$306,404,639	$1,076,956,258	$330,776,735
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	20,121,417	49,836,316	5,353,760
Net asset value and redemption price per share	$15.23	$21.61	$61.78

Class O
Net assets	n/a	$39,006,893	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,934,771	n/a
Net asset value and redemption price per share	n/a	$20.16	n/a

Class R
Net assets	n/a	$2,011,582	$1,556,621
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	99,938	26,984
Net asset value and redemption price per share	n/a	$20.13	$57.69

Class R6
Net assets	n/a	$160,379	$104,835,696
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	7,420	1,694,867
Net asset value and redemption price per share	n/a	$21.62	$61.85

Class W
Net assets	n/a	$103,687,770	$41,408,985
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	4,288,503	676,618
Net asset value and redemption price per share	n/a	$24.18	$61.20
_____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2014 (UNAUDITED)

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$738,313	$13,240,385	$6,623,205
Securities lending income, net	—	1,533	9,231
Total investment income	738,313	13,241,918	6,632,436

EXPENSES:
Investment management fees	436,353	2,752,615	5,439,587
Distribution and shareholder service fees:
Class A	118,338	242,155	499,611
Class B	5,721	27,446	19,607
Class C	127,543	473,362	632,034
Class O	—	8,586	67,329
Class R	7	11,676	4,905
Transfer agent fees:
Class A	76,092	112,542	351,078
Class B	1,287	3,188	3,446
Class C	28,703	55,325	111,205
Class I	1,449	31,648	372,046
Class O	—	2,818	47,382
Class R	4	3,956	1,729
Class R6	—	561	1,106
Class W	2,820	28,917	93,711
Administrative service fees	62,335	423,476	725,273
Shareholder reporting expense	14,765	32,075	80,267
Registration fees	31,222	51,269	59,288
Professional fees	9,592	37,389	64,797
Custody and accounting expense	7,146	55,947	92,001
Trustee fees	1,865	12,670	21,699
Miscellaneous expense	5,318	21,615	29,654
Interest expense	—	795	561
Total expenses	930,560	4,390,031	8,718,316
Net waived and reimbursed fees	(90,007)	(113,353)	(141,861)
Net expenses	840,553	4,276,678	8,576,455
Net investment income (loss)	(102,240)	8,965,240	(1,944,019)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,750,939	6,395,648	92,575,814
Foreign currency related transactions	—	(12,834)	—
Net realized gain	2,750,939	6,382,814	92,575,814
Net change in unrealized appreciation (depreciation) on:
Investments	9,038,682	33,251,250	27,124,758
Net change in unrealized appreciation (depreciation)	9,038,682	33,251,250	27,124,758
Net realized and unrealized gain	11,789,621	39,634,064	119,700,572
Increase in net assets resulting from operations	$11,687,381	$48,599,304	$117,756,553
_____________________
* Foreign taxes withheld	$—	$90,400	$24,696

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2014 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,016,091	$14,846,806	$2,372,573
Interest	2,060	—	—
Securities lending income, net	71,001	—	105,839
Total investment income	3,089,152	14,846,806	2,478,412

EXPENSES:
Investment management fees	1,108,781	4,873,443	2,555,340
Distribution and shareholder service fees:
Class A	—	290,586	192,121
Class B	—	3,357	3,686
Class C	—	141,183	222,440
Class O	—	46,855	—
Class R	—	4,281	3,338
Transfer agent fees:
Class A	—	213,561	100,267
Class B	—	622	484
Class C	—	26,291	28,997
Class I	2,107	342,476	196,209
Class O	—	34,829	—
Class R	—	1,606	859
Class R6	—	150	1,302
Class W	—	116,058	24,422
Administrative service fees	158,396	696,199	307,285
Shareholder reporting expense	1,319	55,351	29,280
Registration fees	136	54,015	48,350
Professional fees	17,385	57,717	24,796
Custody and accounting expense	55,958	68,860	36,600
Trustee fees	4,738	20,829	9,193
Miscellaneous expense	5,537	27,171	13,623
Interest expense	334	75	—
Total expenses	1,354,691	7,075,515	3,798,592
Net waived and reimbursed fees	(30,410)	(145)	(16,037)
Brokerage commission recapture	(4,591)	—	—
Net expenses	1,319,690	7,075,370	3,782,555
Net investment income (loss)	1,769,462	7,771,436	(1,304,143)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,764,930	37,047,597	28,768,039
Foreign currency related transactions	(1,119)	—	—
Net realized gain	31,763,811	37,047,597	28,768,039
Net change in unrealized appreciation (depreciation) on:
Investments	(20,452,348)	77,619,976	12,046,982
Foreign currency related transactions	(3,009)	—	—
Net change in unrealized appreciation (depreciation)	(20,455,357)	77,619,976	12,046,982
Net realized and unrealized gain	11,308,454	114,667,573	40,815,021
Increase in net assets resulting from operations	$13,077,916	$122,439,009	$39,510,878
_____________________
* Foreign taxes withheld	$23,984	$—	$309

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Growth Opportunities Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2014	Year Ended May 31, 2014	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(102,240)	$(224,469)	$8,965,240	$9,982,187
Net realized gain	2,750,939	18,937,547	6,382,814	100,474,702
Net change in unrealized appreciation (depreciation)	9,038,682	2,212,213	33,251,250	(348,406)
Increase in net assets resulting from operations	11,687,381	20,925,291	48,599,304	110,108,483

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(1,825,021)	(2,054,272)
Class B	—	—	(31,495)	(23,399)
Class C	—	—	(538,367)	(415,230)
Class I	—	—	(2,414,490)	(2,980,444)
Class O	—	—	(64,675)	(57,675)
Class R	—	—	(38,078)	(44,057)
Class R6	—	—	(2,805,714)	(3,399,823)
Class W	—	—	(487,066)	(660,029)
Net realized gains:
Class A	—	(3,905,714)	—	(8,511,807)
Class B	—	(94,297)	—	(183,411)
Class C	—	(1,481,405)	—	(3,842,412)
Class I	—	(1,367,193)	—	(13,385,886)
Class O	—	—	—	(174,402)
Class R	—	—	—	(283,124)
Class R6	—	—	—	(18,716,414)
Class W	—	(128,872)	—	(3,259,523)
Total distributions	—	(6,977,481)	(8,204,906)	(57,991,908)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,411,669	23,836,285	76,890,176	469,129,491
Payment from distribution/payment by affiliate	—	42,824	—	—
Proceeds from shares issued in merger (Note 15)	—	—	—	234,958,768
Reinvestment of distributions	—	5,814,473	7,595,900	54,914,933
	11,411,669	29,693,582	84,486,076	759,003,192
Cost of shares redeemed	(19,249,543)	(36,324,009)	(144,390,239)	(356,636,937)
Net increase (decrease) in net assets resulting from capital share transactions	(7,837,874)	(6,630,427)	(59,904,163)	402,366,255
Net increase (decrease) in net assets	3,849,507	7,317,383	(19,509,765)	454,482,830

NET ASSETS:
Beginning of year or period	125,081,462	117,764,079	850,551,815	396,068,985
End of year or period	$128,930,969	$125,081,462	$831,042,050	$850,551,815
Undistributed net investment income/Accumulated net investment loss at end of year or period	$(146,579)	$(44,339)	$2,534,856	$1,774,522

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2014	Year Ended May 31, 2014	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(1,944,019)	$1,073,448	$1,769,462	$2,017,335
Net realized gain	92,575,814	155,935,579	31,763,811	53,418,854
Net change in unrealized appreciation (depreciation)	27,124,758	19,070,826	(20,455,357)	10,438,158
Increase in net assets resulting from operations	117,756,553	176,079,853	13,077,916	65,874,347

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	—	(1,541,927)
Net realized gains:
Class A	—	(38,894,181)	—	—
Class B	—	(516,502)	—	—
Class C	—	(12,876,869)	—	—
Class I	—	(51,752,160)	—	(47,647,252)
Class O	—	(4,659,452)	—	—
Class R	—	(112,251)	—	—
Class R6	—	(1,171,907)	—	—
Class W	—	(9,800,213)	—	—
Total distributions	—	(119,783,535)	—	(49,189,179)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	181,842,783	536,739,968	18,693,874	48,782,268
Reinvestment of distributions	—	97,430,488	—	49,189,179
	181,842,783	634,170,456	18,693,874	97,971,447
Cost of shares redeemed	(331,608,851)	(379,999,486)	(56,707,428)	(76,891,831)
Net increase (decrease) in net assets resulting from capital share transactions	(149,766,068)	254,170,970	(38,013,554)	21,079,616
Net increase (decrease) in net assets	(32,009,515)	310,467,288	(24,935,638)	37,764,784

NET ASSETS:
Beginning of year or period	1,465,665,777	1,155,198,489	331,340,277	293,575,493
End of year or period	$1,433,656,262	$1,465,665,777	$306,404,639	$331,340,277
Undistributed net investment income/Accumulated net investment loss at end of year or period	$(990,951)	$953,068	$3,077,262	$1,307,800

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2014	Year Ended May 31, 2014	Six Months Ended November 30, 2014	Year Ended May 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$7,771,436	$16,436,517	$(1,304,143)	$(2,390,386)
Net realized gain	37,047,597	38,475,093	28,768,039	37,747,034
Net change in unrealized appreciation	77,619,976	79,959,029	12,046,982	18,358,292
Increase in net assets resulting from operations	122,439,009	134,870,639	39,510,878	53,714,940

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,284,218)	(5,141,069)	—	—
Class B	(2,987)	(12,098)	—	—
Class C	(146,254)	(332,527)	—	—
Class I	(9,567,562)	(18,759,922)	—	—
Class O	(356,181)	(745,955)	—	—
Class R	(13,154)	(23,869)	—	—
Class R6	(109)	—	—	—
Class W	(1,111,907)	(3,765,588)	—	—
Net realized gains:
Class A	—	—	—	(6,340,153)
Class B	—	—	—	(70,745)
Class C	—	—	—	(2,424,986)
Class I	—	—	—	(14,810,852)
Class R	—	—	—	(28,321)
Class R6	—	—	—	(175)
Class W	—	—	—	(1,289,699)
Return of capital:
Class A	(551,431)	—	—	—
Class B	(1,719)	—	—	—
Class C	(71,378)	—	—	—
Class I	(2,469,237)	—	—	—
Class O	(97,768)	—	—	—
Class R	(4,404)	—	—	—
Class R6	(62)	—	—	—
Class W	(228,979)	—	—	—
Total distributions	(16,907,350)	(28,781,028)	—	(24,964,931)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	294,022,287	404,099,532	189,601,055	323,514,070
Reinvestment of distributions	10,633,318	18,031,780	—	21,115,256
	304,655,605	422,131,312	189,601,055	344,629,326
Cost of shares redeemed	(284,628,689)	(429,853,309)	(87,230,343)	(119,898,754)
Net increase (decrease) in net assets resulting from capital share transactions	20,026,916	(7,721,997)	102,370,712	224,730,572
Net increase in net assets	125,558,575	98,367,614	141,881,590	253,480,581

NET ASSETS:
Beginning of year or period	1,361,306,658	1,262,939,044	544,051,226	290,570,645
End of year or period	$1,486,865,233	$1,361,306,658	$685,932,816	$544,051,226
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(1,526,334)	$(2,479,923)	$(2,511,440)	$(1,207,297)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Growth Opportunities Fund
Class A
11-30-14	32.60	(0.02	)•	3.22	3.20	—	—	—	—	—	35.80	9.82		1.49	1.30		1.30		(0.11)	67,073	32
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33		1.33		(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35		1.35		(0.09)	64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15		1.67	1.35		1.35		0.02	48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86		1.68	1.35	†	1.35	†	0.35 †	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08		1.68	1.35	†	1.35	†	(0.26)†	37,356	143
Class B
11-30-14	29.67	(0.12	)•	2.92	2.80	—	—	—	—	—	32.47	9.44		2.14	1.95		1.95		(0.77)	1,070	32
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	(a)	2.16	1.98		1.98		(0.80)	1,276	133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61		2.16	2.00		2.00		(0.76)	1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50		2.32	2.00		2.00		(0.66)	2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97		2.33	2.00	†	2.00	†	(0.30)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23		2.33	2.00	†	2.00	†	(0.92)†	9,956	143
Class C
11-30-14	29.58	(0.12	)•	2.91	2.79	—	—	—	—	—	32.37	9.43		2.14	1.95		1.95		(0.77)	26,784	32
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98		1.98		(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00		2.00		(0.73)	20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46		2.32	2.00		2.00		(0.63)	16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01		2.33	2.00	†	2.00	†	(0.30)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23		2.33	2.00	†	2.00	†	(0.91)†	14,777	143
Class I
11-30-14	34.97	0.05	•	3.45	3.50	—	—	—	—	—	38.47	10.01		0.92	0.92		0.92		0.26	30,456	32
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94		0.94		0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00		1.00		0.29	27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51		1.05	1.00		1.00		0.48	9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24		1.07	1.00	†	1.00	†	0.69 †	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43		1.09	1.00	†	1.00	†	0.08 †	5,422	143
Class R
11-30-14	35.05	(0.05	)•	3.42	3.37	—	—	—	—	—	38.42	9.61		1.64	1.45		1.45		(0.26)	3	32
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00		1.66	1.45		1.45		(1.66)	—**	133
Class W
11-30-14	34.33	0.04	•	3.39	3.43	—	—	—	—	—	37.76	9.99		1.14	0.95		0.95		0.22	3,544	32
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98		0.98		0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00		1.00		0.29	2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49		1.32	1.00		1.00		0.30	1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77		1.33	1.00	†	1.00	†	0.65 †	1,109	90
11-23-09(4)–05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85		1.29	0.69	†	0.69	†	0.40 †	269	143

Voya Large Cap Value Fund
Class A
11-30-14	12.81	0.13	•	0.62	0.75	0.12	—	—	0.12	—	13.44	5.90		1.17	1.14		1.14		2.00	180,760	32
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14		1.14		1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14		1.14		1.55	57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)		1.21	1.15		1.15		2.30	32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07		1.20	1.14	†	1.14	†	2.18 †	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22		2.12	1.25	†	1.25	†	1.94 †	6,788	113

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class B
11-30-14	12.75	0.08	•	0.62	0.70	0.07	—	—	0.07	—	13.38	5.52		1.92	1.89		1.89		1.26		5,091	32
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49		1.91	1.89		1.89		0.45		6,030	149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06		1.90	1.89		1.89		0.82		589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)		1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01		1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31		2.87	2.00	†	2.00	†	1.16	†	219	113
Class C
11-30-14	12.77	0.08	•	0.61	0.69	0.07	—	—	0.07	—	13.39	5.45		1.92	1.89		1.89		1.24		93,465	32
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50		1.91	1.89		1.89		0.45		95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11		1.90	1.89		1.89		0.80		22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—	9.85	(2.31)		1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
Class I
11-30-14	13.58	0.16	•	0.66	0.82	0.15	—	—	0.15	—	14.25	6.06		0.83	0.80		0.80		2.31		245,662	32
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76		0.81	0.79		0.79		1.55		219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44		0.82	0.80		0.80		1.90		277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—	10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—	10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class O
11-30-14	12.80	0.13	•	0.62	0.75	0.12	—	—	0.12	—	13.43	5.92		1.17	1.14		1.14		1.98		6,820	32
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32		1.16	1.14		1.14		1.20		6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54		1.15	1.14		1.14		1.54		375	123
Class R
11-30-14	12.79	0.12	•	0.62	0.74	0.11	—	—	0.11	—	13.42	5.80		1.42	1.34		1.34		1.75		5,780	32
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12		1.41	1.34		1.34		1.01		4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74		1.40	1.34		1.34		1.32		2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—	9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class R6
11-30-14	13.58	0.16	•	0.66	0.82	0.15	—	—	0.15	—	14.25	6.06		0.81	0.78		0.78		2.35		241,585	32
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77		0.81	0.78		0.78		1.57		265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—	12.84	0.00		0.79	0.78		0.78		1.92		3	123
Class W
11-30-14	13.54	0.15	•	0.66	0.81	0.14	—	—	0.14	—	14.21	6.01		0.92	0.89		0.89		2.22		51,879	32
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62		0.91	0.89		0.89		1.46		46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32		0.90	0.89		0.89		1.79		35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—	10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—	10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)–05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—	8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

Voya MidCap Opportunities Fund
Class A
11-30-14	23.89	(0.05	)•	2.11	2.06	—	—	—	—	—	25.95	8.62		1.33	1.31		1.31		(0.39)		375,459	51
05-31-14	22.89	(0.01)		3.26	3.25	—	2.25	—	2.25	—	23.89	14.50		1.34	1.32		1.32		(0.06)		429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—	22.89	21.54		1.33	1.33		1.33		(0.09)		395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00 *	19.35	(5.43	)(b)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—	21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06	15.25	34.36	(c)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class B
11-30-14	20.61	(0.12	)•	1.82	1.70	—		—	—	—	—		22.31	8.25		2.08	2.06		2.06		(1.14)	3,815	51
05-31-14	20.17	(0.17	)•	2.86	2.69	—		2.25	—	2.25	—		20.61	13.63		2.09	2.07		2.07		(0.81)	4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—		0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)	5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—		0.59	—	0.59	0.00	*	17.24	(6.14	)(b)	2.12	2.10		2.10		(0.93)	6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—		—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—		—	—	—	0.06		13.84	33.33	(c)	2.30	2.10	†	2.10	†	(1.20)†	13,644	117
Class C
11-30-14	20.47	(0.12	)•	1.81	1.69	—		—	—	—	—		22.16	8.26		2.08	2.06		2.06		(1.14)	130,294	51
05-31-14	20.06	(0.16)		2.82	2.66	—		2.25	—	2.25	—		20.47	13.56		2.09	2.07		2.07		(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)	111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(b)	2.12	2.10		2.10		(0.92)	87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—		—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—		—	—	—	0.06		13.76	33.20	(c)	2.30	2.10	†	2.10	†	(1.16)†	53,098	117
Class I
11-30-14	25.92	(0.01)		2.30	2.29	—		—	—	—	—		28.21	8.83		1.00	0.98		0.98		(0.07)	721,864	51
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94		0.94		0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34	496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(b)	1.01	0.91		0.91		0.29	265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54 †	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—		—	—	—	0.07		16.09	34.76	(c)	1.20	1.00	†	1.00	†	0.05 †	25,803	117
Class O
11-30-14	23.82	(0.05	)•	2.11	2.06	—		—	—	—	—		25.88	8.65		1.33	1.31		1.31		(0.39)	55,273	51
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32		1.32		(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)	47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(b)	1.37	1.35		1.35		(0.17)	41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11 †	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—		—	—	—	0.06		15.21	34.36	(c)	1.55	1.35	†	1.35	†	(0.41)†	34,216	117
Class R
11-30-14	23.71	(0.08	)•	2.10	2.02	—		—	—	—	—		25.73	8.52		1.58	1.56		1.56		(0.65)	2,405	51
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57		1.57		(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)	654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(b)	1.62	1.60		1.60		(0.45)	14	89
Class R6
11-30-14	25.94	(0.00	)*	2.31	2.31	—		—	—	—	—		28.25	8.91		0.90	0.88		0.88		0.03	42,037	51
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88		0.88		0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37	3	81
Class W
11-30-14	25.71	(0.02	)•	2.28	2.26	—		—	—	—	—		27.97	8.79		1.08	1.06		1.06		(0.14)	102,509	51
05-31-14	24.42	0.06		3.48	3.54	—		2.25	—	2.25	—		25.71	14.78		1.09	1.07		1.07		0.23	106,496	92
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08		1.08		0.16	97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(b)	1.12	1.10		1.10		0.08	55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34 †	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—		—	—	—	0.07		16.09	29.97	(c)	1.23	1.03	†	1.03	†	0.16 †	5,392	117

Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-14	14.64	0.08	•	0.51	0.59	—		—	—	—	—		15.23	4.03		0.86	0.84		0.83		1.12	306,405	49
05-31-14	14.14	0.10		3.01	3.11	0.08		2.53	—	2.61	—		14.64	24.03		0.87	0.87		0.86		0.66	331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12		1.56	—	1.68	—		14.14	30.87		0.87	0.88		0.86		0.87	293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03		0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84	227,880	88

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Real Estate Fund
Class A
11-30-14	18.65	0.10	•	1.67	1.77	0.18	—	0.05	0.23	—	20.19	9.59	1.27	1.27		1.27		1.02		234,100	19
05-31-14	17.23	0.18		1.61	1.79	0.37	—	—	0.37	—	18.65	10.65	1.29	1.29		1.29		1.03		266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78	1.22	1.22		1.22		0.99		214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31	—	—	0.31	—	15.45	3.66	1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67	1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1.25	†	1.25	†	2.03	†	114,792	51
Class B
11-30-14	18.72	0.03	•	1.66	1.69	0.08	—	0.05	0.13	—	20.28	9.12	2.02	2.02		2.02		0.26		677	19
05-31-14	17.30	0.05	•	1.62	1.67	0.25	—	—	0.25	—	18.72	9.79	2.04	2.04		2.04		0.30		684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20	—	—	0.20	—	17.30	12.92	1.97	1.97		1.97		0.25		934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19	—	—	0.19	—	15.51	2.87	1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71	1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2.00	†	2.00	†	1.32	†	1,665	51
Class C
11-30-14	19.54	0.02		1.68	1.70	0.10	—	0.05	0.15	—	21.09	8.80	2.02	2.02		2.02		0.16		30,265	19
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81	2.04	2.04		2.04		0.27		27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92	1.97	1.97		1.97		0.24		25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85	1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72	1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2.00	†	2.00	†	1.28	†	6,305	51
Class I
11-30-14	20.06	0.12	•	1.69	1.81	0.21	—	0.05	0.26	—	21.61	9.14	0.91	0.91		0.91		1.20		1,076,956	19
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04	0.91	0.91		0.91		1.41		862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19	0.89	0.89		0.89		1.32		809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89	0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14	0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0.90	†	0.90	†	2.43	†	399,788	51
Class O
11-30-14	18.63	0.10	•	1.66	1.76	0.18	—	0.05	0.23	—	20.16	9.58	1.27	1.27		1.27		1.03		39,007	19
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62	1.29	1.29		1.29		1.03		37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80	1.22	1.22		1.22		0.99		36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65	1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70	1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1.25	†	1.25	†	2.04	†	28,574	51
Class R
11-30-14	18.59	0.07	•	1.67	1.74	0.15	—	0.05	0.20	—	20.13	9.48	1.52	1.52		1.52		0.75		2,012	19
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40	1.54	1.54		1.54		0.82		1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51	1.47	1.47		1.47		0.64		719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61	1.45	1.45		1.45		0.09		104	36
Class R6
07-03-14(4)–11-30-14	20.11	0.02	•	1.62	1.64	0.08	—	0.05	0.13	—	21.62	8.25	1.90	0.86		0.86		0.23		160	19
Class W
11-30-14	22.60	0.10	•	1.72	1.82	0.19	—	0.05	0.24	—	24.18	8.14	1.02	1.02		1.02		0.88		103,688	19
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91	1.04	1.04		1.04		1.29		165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11	0.97	0.97		0.97		1.22		175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87	0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07	0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1.00	†	1.00	†	2.02	†	8,628	51

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund
Class A
11-30-14	54.80	(0.15	)•	3.57	3.42	—	—	—	—	—	58.22	6.24		1.36	1.36		1.36		(0.55)	160,360	16
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41		1.41		(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)	90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)	65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72)†	73,545	114
Class B
11-30-14	46.32	(0.31	)•	3.02	2.71	—	—	—	—	—	49.03	5.85		2.11	2.11		2.11		(1.29)	653	16
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16		2.16		(1.42)	820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)	1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)	1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66)†	3,434	114
Class C
11-30-14	46.22	(0.31	)•	3.02	2.71	—	—	—	—	—	48.93	5.86		2.11	2.11		2.11		(1.30)	46,342	16
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16		2.16		(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25		2.25		(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)	21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44)†	20,356	114
Class I
11-30-14	58.07	(0.09	)•	3.80	3.71	—	—	—	—	—	61.78	6.39		1.11	1.10		1.10		(0.29)	330,777	16
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10		1.10		(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10		1.10		(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)	83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40	32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15)†	7,423	114
Class R
11-30-14	54.36	(0.23	)•	3.56	3.33	—	—	—	—	—	57.69	6.13		1.61	1.61		1.61		(0.82)	1,557	16
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07		1.66	1.66		1.66		(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75		1.75		(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(d)	1.85	1.75		1.75		(1.03)	3	72
Class R6
11-30-14	58.11	(0.07	)•	3.81	3.74	—	—	—	—	—	61.85	6.44		0.99	0.99		0.99		(0.24)	104,836	16
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80		1.02	1.02		1.02		(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00		1.08	1.05		1.05		(0.12)	3	45
Class W
11-30-14	57.53	(0.09	)•	3.76	3.67	—	—	—	—	—	61.20	6.38		1.11	1.11		1.11		(0.31)	41,409	16
05-31-14	52.42	(0.23	)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67		1.16	1.16		1.16		(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25		1.25		(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)	3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—	43.91	35.99		1.33	1.25	†	1.25	†	(0.51)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40	32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50)†	549	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Growth Opportunities would have been 18.91%, 18.17%, 18.18%, 19.39% and 19.33% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Growth Opportunities Fund (“Growth Opportunities”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”). Each Fund (except Real Estate) is a diversified series of the Trust. Real Estate is a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less from the date of acquisition, are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the period ended November 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Growth Opportunities which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$39,917,232	$48,986,510
Large Cap Value	265,553,696	329,561,532
MidCap Opportunities	730,754,871	868,013,822
Multi-Manager Mid Cap Value	152,670,549	190,889,078
Real Estate	283,236,411	266,345,010
SmallCap Opportunities	184,891,766	95,066,858

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND
ADMINISTRATIVE FEES (continued)

compensates the Investment Adviser with an advisory fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Growth Opportunities	0.70% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
MidCap Opportunities	0.75% on all assets
Multi-Manager Mid Cap Value	0.70% on all assets
Real Estate	0.70% on all assets
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager Mid Cap Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Board. For the period ended November 30, 2014, the Investment Adviser waived $30,410 in advisory fees for Multi-Manager Mid Cap Value.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Growth Opportunities	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value(1)	LSV Asset Management and Wellington Management Company, LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*

(1)	Prior to the close of business on November 14, 2014, RBC Global Asset Management (U.S.) Inc. was also a sub-adviser to the Fund. Effective December 1, 2014, Hahn Capital Management, LLC (“Hahn”) was added as a sub-adviser.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class R6, and Class W) has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2016. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$3,808	$—
Large Cap Value	8,066	—
MidCap Opportunities	10,893	—
Real Estate	11,048	—
SmallCap Opportunities	9,218	—

Contingent Deferred Sales Charges:
Growth Opportunities	$—	$106
Large Cap Value	5	66
MidCap Opportunities	6,623	233
Real Estate	—	1,303
SmallCap Opportunities	—	37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Real Estate	6.25%
Voya Retirement Insurance and Annuity Company	Real Estate	5.67
Voya Solution 2015 Portfolio	Multi-Manager Mid Cap Value	6.68
Voya Solution 2025 Portfolio	Large Cap Value	6.44
	Multi-Manager Mid Cap Value	23.64
Voya Solution 2035 Portfolio	Large Cap Value	6.40
	Multi-Manager Mid Cap Value	21.15
Voya Solution 2045 Portfolio	Large Cap Value	6.68
	Multi-Manager Mid Cap Value	17.16

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the NotionalFunds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	1.55%	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities(1)	1.50%	2.25%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%

(1)	Prior to October 1, 2014, the expense limit was 1.10% for Class I.

Pursuant to side letter agreements, through October 1, 2015 (except for Large Cap Value, which is through October 1, 2016), the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.30%	1.95%	1.95%	0.95%	N/A	1.45%	N/A	0.95%
Large Cap Value	1.20%	1.95%	1.95%	0.80%	1.20%	1.45%	0.78%	0.95%

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

At November 30, 2014, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2015	2016	2017	Total
Growth Opportunities	$37,011	$243	$—	$37,254
Large Cap Value	93,507	74,989	211,954	380,450
MidCap Opportunities	—	36,017	276,592	312,609

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2014, are as follows:

	November 30,
	2015	2016	2017	Total
Growth Opportunities
Class A	$100,844	$109,621	$123,697	$334,162
Class B	6,523	2,920	2,290	11,733
Class C	33,647	35,915	45,311	114,873
Class W	2,077	3,883	4,299	10,259
Large Cap Value
Class I	$15,026	$11,600	$10,914	$37,540
Class R6	—	5,195	5,045	10,240
MidCap Opportunities
Class I	$—	$—	$11,773	$11,773
Class R6	—	112	1,582	1,694
Real Estate
Class R6	$—	$—	$145	$145
SmallCap Opportunities
Class I		$33,129	$103,704	$136,833
Class R6		1	16	$17

The expense limitation agreements are contractual through October 1, 2015 (except for Large Cap Value, which is through October 1, 2016) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Value	4	$919,250	1.09%
MidCap Opportunities	1	594,000	1.09
Multi-Manager Mid Cap Value	2	5,475,000	1.09
Real Estate	2	1,255,000	1.09

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Growth Opportunities
Class A
11/30/2014	83,390	—	—	(365,868)	—	(282,478)	2,816,813	—	—	—	—	(12,310,498)	—	(9,493,685)
5/31/2014	336,411	—	113,175	(526,292)	—	(76,706)	10,291,770	24,066	—	3,424,536	—	(16,240,643)	—	(2,500,271)
Class B
11/30/2014	—	—	—	(10,045)	—	(10,045)	—	—	—	—	—	(304,878)	—	(304,878)
5/31/2014	656	—	3,059	(24,189)	—	(20,474)	18,370	438	—	84,449	—	(675,442)	—	(572,185)
Class C
11/30/2014	36,986	—	—	(67,993)	—	(31,007)	1,138,425	—	—	—	—	(2,058,577)	—	(920,152)
5/31/2014	149,313	—	40,676	(108,716)	—	81,273	4,176,460	8,692	—	1,119,816	—	(3,062,952)	—	2,242,016
Class I
11/30/2014	171,092	—	—	(121,025)	—	50,067	6,158,066	—	—	—	—	(4,361,245)	—	1,796,821
5/31/2014	263,808	—	32,628	(457,324)	—	(160,888)	8,610,200	8,879	—	1,056,800	—	(14,768,401)	—	(5,092,522)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Growth Opportunities (continued)
Class R
11/30/2014	85	—	—	—	—	85	3,000	—	—	—	—	—	—	3,000
5/30/2014 (1) –5/31/2014	—	—	—	—	—	—	35	—	—	—	—	—	—	35
Class W
11/30/2014	36,209	—	—	(6,056)	—	30,153	1,295,365	—	—	—	—	(214,345)	—	1,081,020
5/31/2014	22,881	—	4,050	(49,200)	—	(22,269)	739,450	749	—	128,872	—	(1,576,571)	—	(707,500)
Large Cap Value
Class A
11/30/2014	547,241	—	124,908	(3,318,235)	—	(2,646,086)	7,156,741	—	—	1,628,898	—	(43,609,601)	—	(34,823,962)
5/31/2014	4,138,584	10,754,027	804,464	(4,297,515)	—	11,399,560	50,035,989	—	126,629,016	9,584,706	—	(52,155,124)	—	134,094,587
Class B
11/30/2014	2,315	—	2,177	(96,814)	—	(92,322)	30,578	—	—	28,304	—	(1,260,387)	—	(1,201,505)
5/31/2014	8,925	502,733	15,834	(103,209)	—	424,283	106,321	—	5,900,154	188,761	—	(1,250,247)	—	4,944,989
Class C
11/30/2014	116,841	—	33,003	(673,558)	—	(523,714)	1,524,380	—	—	429,242	—	(8,785,891)	—	(6,832,269)
5/31/2014	1,309,985	5,483,282	283,099	(1,454,765)	—	5,621,601	15,775,848	—	64,422,783	3,355,267	—	(17,688,206)	—	65,865,692
Class I
11/30/2014	2,891,718	—	158,600	(2,000,444)	—	1,049,874	40,325,589	—	—	2,190,180	—	(27,582,250)	—	14,933,519
5/31/2014	5,222,773	2,105,744	1,235,820	(13,995,358)	—	(5,431,021)	67,202,908	—	26,214,088	15,469,475	—	(180,769,692)	—	(71,883,221)
Class O
11/30/2014	37,678	—	3	(59,387)	—	(21,706)	493,161	—	—	37	—	(773,725)	—	(280,527)
5/31/2014	141,585	426,865	29	(69,769)	—	498,710	1,721,142	—	5,023,352	340	—	(853,253)	—	5,891,581
Class R
11/30/2014	135,459	—	2,062	(40,035)	—	97,486	1,788,634	—	—	26,826	—	(517,337)	—	1,298,123
5/31/2014	232,455	—	23,961	(94,777)	—	161,639	2,823,572	—	—	282,001	—	(1,167,654)	—	1,937,919
Class R6
11/30/2014	1,388,386	—	203,221	(4,192,884)	—	(2,601,277)	19,359,322	—	—	2,805,714	—	(58,491,207)	—	(36,326,171)
5/31/2014	24,875,607	—	1,772,609	(7,090,910)	—	19,557,306	321,717,857	—	—	22,116,237	—	(90,370,777)	—	253,463,317
Class W
11/30/2014	449,546	—	35,343	(242,317)	—	242,572	6,211,771	—	—	486,699	—	(3,369,841)	—	3,328,629
5/31/2014	762,485	545,161	314,143	(970,366)	—	651,423	9,745,854	—	6,769,375	3,918,146	—	(12,381,984)	—	8,051,391
MidCap Opportunities
Class A
11/30/2014	872,689	—	—	(4,368,648)	—	(3,495,959)	21,287,686	—	—	—	—	(106,742,710)	—	(85,455,024)
5/31/2014	4,223,386	—	1,432,347	(4,962,002)	—	693,731	101,103,911	—	—	33,187,482	—	(118,853,556)	—	15,437,837
Class B
11/30/2014	711	—	—	(37,023)	—	(36,312)	15,854	—	—	—	—	(777,234)	—	(761,380)
5/31/2014	9,283	—	19,794	(95,127)	—	(66,050)	190,704	—	—	397,061	—	(1,979,057)	—	(1,391,292)
Class C
11/30/2014	229,438	—	—	(535,856)	—	(306,418)	4,782,094	—	—	—	—	(11,173,291)	—	(6,391,197)
5/31/2014	1,317,649	—	461,369	(1,145,667)	—	633,351	27,444,505	—	—	9,195,084	—	(23,334,763)	—	13,304,826
Class I
11/30/2014	4,113,389	—	—	(6,277,839)	—	(2,164,450)	108,863,950	—	—	—	—	(166,229,848)	—	(57,365,898)
5/31/2014	12,628,882	—	1,730,674	(6,824,475)	—	7,535,081	327,636,581	—	—	43,439,921	—	(175,994,451)	—	195,082,051
Class O
11/30/2014	65,752	—	—	(180,978)	—	(115,226)	1,605,645	—	—	—	—	(4,412,780)	—	(2,807,135)
5/31/2014	408,444	—	6,710	(253,297)	—	161,857	9,690,545	—	—	155,074	—	(6,061,331)	—	3,784,288
Class R
11/30/2014	35,291	—	—	(16,465)	—	18,826	858,391	—	—	—	—	(402,866)	—	455,525
5/31/2014	46,287	—	3,874	(4,208)	—	45,953	1,109,290	—	—	89,216	—	(98,422)	—	1,100,084
Class R6
11/30/2014	919,767	—	—	(374,050)	—	545,717	24,340,448	—	—	—	—	(10,363,927)	—	13,976,521
5/31/2014	975,175	—	46,671	(79,454)	—	942,392	24,496,816	—	—	1,171,907	—	(2,048,119)	—	23,620,604
Class W
11/30/2014	764,271	—	—	(1,241,515)	—	(477,244)	20,088,715	—	—	—	—	(31,506,195)	—	(11,417,480)
5/31/2014	1,757,823	—	393,205	(2,007,558)	—	143,470	45,067,616	—	—	9,794,743	—	(51,629,787)	—	3,232,572

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Multi-Manager Mid Cap Value
Class I
11/30/2014	1,272,021	—	—	(3,785,268)	—	(2,513,247)	18,693,874	—	—	—	—	(56,707,428)	—	(38,013,554)
5/31/2014	3,508,730	—	3,726,453	(5,356,303)	—	1,878,880	48,782,268	—	—	49,189,179	—	(76,891,831)	—	21,079,616
Real Estate
Class A
11/30/2014	2,693,621	—	134,545	(5,520,011)	—	(2,691,845)	51,561,267	—	—	2,479,962	—	(103,491,027)	—	(49,449,798)
5/31/2014	6,084,302	—	275,589	(4,519,308)	—	1,840,583	104,247,769	—	—	4,616,172	—	(75,852,755)	—	33,011,186
Class B
11/30/2014	2	—	233	(3,399)	—	(3,164)	36	—	—	4,294	—	(65,378)	—	(61,048)
5/31/2014	1,894	—	654	(20,003)	—	(17,455)	32,034	—	—	11,021	—	(346,779)	—	(303,724)
Class C
11/30/2014	175,075	—	8,597	(134,693)	—	48,979	3,482,377	—	—	165,856	—	(2,665,116)	—	983,117
5/31/2014	407,495	—	14,688	(459,783)	—	(37,600)	7,234,798	—	—	257,574	—	(8,107,797)	—	(615,425)
Class I
11/30/2014	10,924,513	—	353,163	(4,456,114)	—	6,821,562	222,761,206	—	—	6,970,460	—	(90,568,762)	—	139,162,904
5/31/2014	11,808,947	—	565,390	(13,099,864)	—	(725,527)	215,705,096	—	—	10,189,179	—	(237,507,676)	—	(11,613,401)
Class O
11/30/2014	89,782	—	669	(151,365)	—	(60,914)	1,686,017	—	—	12,269	—	(2,884,765)	—	(1,186,479)
5/31/2014	228,111	—	1,210	(372,129)	—	(142,808)	3,872,311	—	—	20,222	—	(6,261,213)	—	(2,368,680)
Class R
11/30/2014	46,795	—	602	(23,225)	—	24,172	882,658	—	—	11,007	—	(441,429)	—	452,236
5/31/2014	70,296	—	817	(37,186)	—	33,927	1,185,733	—	—	13,695	—	(629,235)	—	570,193
Class R6
7/3/2014 (1) –11/30/2014	7,479	—	9	(68)	—	7,420	157,667	—	—	172	—	(1,402)	—	156,437
Class W
11/30/2014	590,612	—	44,037	(3,682,234)	—	(3,047,585)	13,491,059	—	—	989,298	—	(84,510,810)	—	(70,030,453)
5/31/2014	3,517,152	—	144,016	(4,759,079)	—	(1,097,911)	71,821,791	—	—	2,923,917	—	(101,147,854)	—	(26,402,146)
SmallCap Opportunities
Class A
11/30/2014	316,295	—	—	(315,612)	—	683	17,824,011	—	—	—	—	(17,724,021)	—	99,990
5/31/2014	1,412,842	—	93,135	(564,262)	—	941,715	77,914,662	—	—	5,080,487	—	(30,615,862)	—	52,379,287
Class B
11/30/2014	—	—	—	(4,396)	—	(4,396)	—	—	—	—	—	(206,034)	—	(206,034)
5/31/2014	2,351	—	1,231	(11,857)	—	(8,275)	109,792	—	—	56,929	—	(560,254)	—	(393,533)
Class C
11/30/2014	64,121	—	—	(49,772)	—	14,349	3,040,106	—	—	—	—	(2,354,044)	—	686,062
5/31/2014	366,408	—	35,941	(94,741)	—	307,608	17,382,420	—	—	1,659,374	—	(4,452,838)	—	14,588,956
Class I
11/30/2014	1,079,727	—	—	(906,923)	—	172,804	64,663,570	—	—	—	—	(53,995,479)	—	10,668,091
5/31/2014	3,314,890	—	225,359	(1,320,637)	—	2,219,612	190,282,869	—	—	13,009,978	—	(77,316,276)	—	125,976,571
Class R
11/30/2014	13,204	—	—	(2,926)	—	10,278	735,499	—	—	—	—	(160,691)	—	574,808
5/31/2014	15,197	—	334	(1,569)	—	13,962	849,470	—	—	18,082	—	(86,043)	—	781,509
Class R6
11/30/2014	1,563,927	—	—	(111,636)	—	1,452,291	91,453,278	—	—	—	—	(6,666,089)	—	84,787,189
5/31/2014	245,933	—	3	(3,417)	—	242,519	14,537,672	—	—	175	—	(198,255)	—	14,339,592
Class W
11/30/2014	201,226	—	—	(103,972)	—	97,254	11,884,591	—	—	—	—	(6,123,985)	—	5,760,606
5/31/2014	386,646	—	22,557	(114,264)	—	294,939	22,437,185	—	—	1,290,231	—	(6,669,226)	—	17,058,190

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2014:

Mid Cap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$84,588	$(84,588)	$—
Total	$84,588	$(84,588)	$—

(1)	Collateral with a fair value of $86,516 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Commerz Markets LLC	$260,926	$(260,926)	$—
Barclays Capital Inc.	331,286	(331,286)	—
Citadel Securities LLC	66,865	(66,865)	—
Citigroup Global Markets Inc.	558,818	(558,818)	—
Credit Suisse Securities (USA) LLC	817,024	(817,024)	—
Deutsche Bank Securities Inc.	288,588	(288,588)	—
HSBC Bank PLC	120,704	(120,704)	—
JPMorgan Clearing Corp.	1,820,840	(1,820,840)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	$1,462,956	$(1,462,956)	$—
Morgan Stanley & Co. LLC	392,330	(392,330)	—
National Financial Services, LLC	675,561	(675,561)	—
NewEdge USA, LLC	609,709	(609,709)	—
Total	$7,405,606	$(7,405,606)	$—

(1)	Collateral with a fair value of $7,585,755 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$172,078	$(172,078)	$—
Credit Suisse Securities (USA) LLC	863,563	(863,563)	—
Deutsche Bank Securities	189,294	(189,294)	—
Goldman Sachs & Company	4,935,394	(4,935,394)	—
HSBC Bank PLC	876,389	(876,389)	—
JPMorgan Clearing Corp.	274,266	(274,266)	—
Morgan Stanley & Co. LLC	8,557,909	(8,557,909)	—
NewEdge USA, LLC	1,193,750	(1,193,750)	—
SG Americas Securities, LLC	6,594	(6,594)	—
Scotia Capital (USA) INC	625,491	(625,491)	—
Wells Fargo Securities LLC	322,940	(322,940)	—
Total	$18,017,667	$(18,017,667)	$—

(1)	Collateral with a fair value of $18,458,745 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gains
Growth Opportunities	$—	$—	$3,948,080	$3,029,401
Large Cap Value	8,204,906	—	35,537,634	22,454,274
MidCap Opportunities	—	—	23,996,375	95,787,160
Multi-Manager Mid Cap Value	—	—	20,487,490	28,701,689
Real Estate(1)	20,869,722	3,424,978	27,600,395	—
SmallCap Opportunities	—	—	8,205,862	16,759,069

(1)	Amounts and composition of dividends and distributions presented herein is based on the Fund’s current tax period (eleven months ended November 30, 2014) and tax year ended December 31, 2013. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2014.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

					Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Growth Opportunities	$4,688,830	$6,503,421	$(41,153)	$22,161,736	$—	—	—
Large Cap Value	41,666,660	9,219,292	—	108,230,277	(5,105,416)	Short-term	2016
					(1,389,601)	Long-term	None
					$(6,495,017)*
MidCap Opportunities	4,771,938	80,217,692	—	195,627,238	(5,392,911)*	Short-term	2016
Multi-Manager Mid Cap Value	17,033,826	20,967,735	—	48,047,098	—	—	—
Real Estate(1)	—	—	—	215,422,767	(6,664,525)	Short-term	2017
SmallCap Opportunities	4,124,937	18,320,970	(1,203,478)	60,978,193	—	—	—

(1)	As of the Fund’s tax year ended December 31, 2013.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of November 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF RISKS (continued)

number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration (Real Estate). As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities and Multi-Manager Mid Cap Value). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Value and Multi-Manager Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — LITIGATION

On September 24, 2012, the ING Large Cap Value Fund (now known as the Voya Large Cap Value Fund) (the “Subject Fund”), was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company—not the Subject Fund—acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered their shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 13 — LITIGATION (continued)

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal, and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. On November 5, 2014, the court heard oral arguments regarding the appeal. A verdict on the appeal is pending.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed.

If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

If the Motion to Dismiss in the Fitzsimons Action is denied, or if the Motion to Appeal the State Law Constructive Fraudulent Transfer Cases is granted by the Second Circuit, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — SETTLEMENT INFORMATION REGARDING VOYA FAMILY OF FUNDS

On April 9, 2010, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, on April 2, 2014, the following Fund received:

Growth Opportunities	$42,824

NOTE 15 — REORGANIZATION

On July 13, 2013, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of ING Value Choice Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on April 11, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2014, are as follows:

Net investment income	$10,317,261
Net realized and unrealized gain on investments	$107,796,055
Net increase in net assets resulting from operations	$118,113,316

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Value	ING Value Choice Fund	$234,959	$510,508	$30,768	$36,883	1.3912

The net assets of Large Cap Value after the acquisitions were $745,466,506.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2014, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Growth Opportunities
All Classes	$—	$1.3746	$2.4665	December 18, 2014	December 16, 2014
Large Cap Value
All Classes	$—	$0.6753	$0.2816	December 18, 2014	December 16, 2014
Class A	$0.0528	$—	$—	January 2, 2015	December 30, 2014
Class B	$0.0281	$—	$—	January 2, 2015	December 30, 2014
Class C	$0.0294	$—	$—	January 2, 2015	December 30, 2014
Class I	$0.0643	$—	$—	January 2, 2015	December 30, 2014
Class O	$0.0530	$—	$—	January 2, 2015	December 30, 2014
Class R	$0.0488	$—	$—	January 2, 2015	December 30, 2014
Class R6	$0.0653	$—	$—	January 2, 2015	December 30, 2014
Class W	$0.0604	$—	$—	January 2, 2015	December 30, 2014
MidCap Opportunities
Class A	$—	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class B	$—	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class C	$—	$0.3551	$2.7152	December 18, 2014	December 16, 2014

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
MidCap Opportunities (continued)
Class I	$0.0333	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class O	$—	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class R	$0.0032	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class R6	$0.0390	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Class W	$0.0162	$0.3551	$2.7152	December 18, 2014	December 16, 2014
Multi-Manager Mid Cap Value
Class I	$0.1716	$1.0604	$1.4790	December 18, 2014	December 16, 2014
Real Estate
All Classes	$—	$0.1052	$0.5699	December 18, 2014	December 16, 2014
Class A	$0.1481	$—	$—	January 2, 2015	December 30, 2014
Class B	$0.1097	$—	$—	January 2, 2015	December 30, 2014
Class C	$0.1096	$—	$—	January 2, 2015	December 30, 2014
Class I	$0.1660	$—	$—	January 2, 2015	December 30, 2014
Class O	$0.1473	$—	$—	January 2, 2015	December 30, 2014
Class R	$0.1364	$—	$—	January 2, 2015	December 30, 2014
Class R6	$0.1694	$—	$—	January 2, 2015	December 30, 2014
Class W	$0.1570	$—	$—	January 2, 2015	December 30, 2014
SmallCap Opportunities
All Classes	$—	$0.8158	$3.2749	December 18, 2014	December 16, 2014

On May 22, 2014, the Board approved a proposal to reorganize Voya Core Equity Research Fund (the “Disappearing Fund”), which is not included in this report, with and into Large Cap Value (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about February 12, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 6, 2015 and a revised side letter agreement for Large Cap Value will be implemented. The new side letter agreement, through October 1, 2016, will be 1.10%, 1.85%, 1.85%, 0.76%, 1.10%, 1.35%, 0.74% and 0.85% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

Effective December 1, 2014, Hahn was added as a sub-adviser to Multi-Manger Mid Cap Value.

Effective December 31, 2014, Mr. Earley retired as Trustee of the Board.

On January 21, 2015, the Board approved advisory fee breakpoints with respect to MidCap Opportunities. Effective January 1, 2015, the new advisory fee is 0.75% on the first $1 billion; 0.70% on the next $500 million; 0.65% on the next $500 million and 0.60% thereafter.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 20.8%
9,898	@	Amazon.com, Inc.	$3,351,859	2.6
2,335		Chipotle Mexican Grill, Inc.	1,549,553	1.2
55,419		Comcast Corp. — Class A	3,161,100	2.4
18,810	@	Dish Network Corp. — Class A	1,493,702	1.2
63,383		Hilton Worldwide Holdings, Inc.	1,661,902	1.3
39,019		Home Depot, Inc.	3,878,489	3.0
20,196		Macy’s, Inc.	1,310,922	1.0
19,798		Nike, Inc.	1,965,744	1.5
1,749	@	Priceline.com, Inc.	2,029,172	1.6
22,039		Starbucks Corp.	1,789,787	1.4
14,117	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,785,659	1.4
30,630		Walt Disney Co.	2,833,581	2.2
			26,811,470	20.8

		Consumer Staples: 9.0%
18,670		Costco Wholesale Corp.	2,653,381	2.1
25,675		CVS Caremark Corp.	2,345,668	1.8
11,244		Kimberly-Clark Corp.	1,310,938	1.0
13,260	@	Monster Beverage Corp.	1,487,109	1.1
38,314		PepsiCo, Inc.	3,835,231	3.0
			11,632,327	9.0

		Energy: 3.3%
23,227		Anadarko Petroleum Corp.	1,838,417	1.4
25,508	@	Cameron International Corp.	1,308,050	1.0
12,800		Other Securities	1,110,016	0.9
			4,256,483	3.3

		Financials: 5.3%
15,293		Ameriprise Financial, Inc.	2,015,159	1.6
6,295		Blackrock, Inc.	2,260,408	1.7
18,515		Prudential Financial, Inc.	1,573,405	1.2
4,411		Other Securities	996,842	0.8
			6,845,814	5.3

		Health Care: 16.7%
42,891		AbbVie, Inc.	2,968,057	2.3
8,484	@	Actavis PLC	2,295,855	1.8
9,248	@	Alexion Pharmaceuticals, Inc.	1,802,435	1.4
11,780		Allergan, Inc.	2,519,624	1.9
9,955		Amgen, Inc.	1,645,661	1.3
28,018		Bristol-Myers Squibb Co.	1,654,463	1.3
16,524		Celgene Corp.	1,878,614	1.4
24,590	@	Gilead Sciences, Inc.	2,466,869	1.9
13,593		McKesson Corp.	2,864,861	2.2
22,094		St. Jude Medical, Inc.	1,501,508	1.2
			21,597,947	16.7

		Industrials: 11.3%
29,162		Ametek, Inc.	1,486,096	1.2
20,241		Danaher Corp.	1,691,338	1.3

COMMON STOCK: (continued)
		Industrials: (continued)
39,487		Delta Airlines, Inc.	$1,842,858	1.4
25,144		Ingersoll-Rand PLC — Class A	1,585,581	1.2
11,107		Roper Industries, Inc.	1,752,907	1.4
30,170		Textron, Inc.	1,306,964	1.0
36,710		Tyco International Plc	1,574,859	1.2
23,024		Union Pacific Corp.	2,688,512	2.1
7,790		Other Securities	641,818	0.5
			14,570,933	11.3

		Information Technology: 28.7%
70,019		Apple, Inc.	8,327,360	6.5
16,989	@	Check Point Software Technologies	1,313,420	1.0
42,471		Cognizant Technology Solutions Corp.	2,293,009	1.8
37,077	@	Electronic Arts, Inc.	1,628,793	1.3
29,914		Facebook, Inc.	2,324,318	1.8
3,561		Google, Inc.	1,929,457	1.5
5,411		Google, Inc. — Class A	2,971,072	2.3
25,234		Intuit, Inc.	2,368,715	1.8
29,235		Mastercard, Inc.	2,551,923	2.0
99,049		Microsoft Corp.	4,735,533	3.7
45,676		Oracle Corp.	1,937,119	1.5
9,082		Visa, Inc.	2,344,881	1.8
16,618		VMware, Inc.	1,461,719	1.1
12,230		Other Securities	760,094	0.6
			36,947,413	28.7

		Materials: 3.7%
18,500		Eastman Chemical Co.	1,534,020	1.2
18,287		Packaging Corp. of America	1,358,358	1.0
31,467		Other Securities	1,900,072	1.5
			4,792,450	3.7

		Total Common Stock (Cost $96,061,836)	127,454,837	98.8

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
1,493,505		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,493,505)	1,493,505	1.2

		Total Short-Term Investments (Cost $1,493,505)	1,493,505	1.2

		Total Investments in Securities (Cost $97,555,341)	$128,948,342	100.0
		Liabilities in Excess of Other Assets	(17,373)	—
		Net Assets	$128,930,969	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

See Accompanying Notes to Financial Statements

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $97,695,070.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,307,092
Gross Unrealized Depreciation	(1,053,820)
Net Unrealized Appreciation	$31,253,272

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$127,454,837	$—	$—	$127,454,837
Short-Term Investments	1,493,505	—	—	1,493,505
Total Investments, at fair value	$128,948,342	$—	$—	$128,948,342

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.7%
	Consumer Discretionary: 7.7%
209,014	Macy’s, Inc.	$13,567,099	1.6
103,008	Nike, Inc.	10,227,664	1.2
139,355	Walt Disney Co.	12,891,731	1.6
408,260	Other Securities	27,408,120	3.3
		64,094,614	7.7

	Consumer Staples: 9.0%
168,093	Altria Group, Inc.	8,448,354	1.0
406,148	ConAgra Foods, Inc.	14,832,525	1.8
145,009	CVS Caremark Corp.	13,248,022	1.6
178,373	Kraft Foods Group, Inc.	10,732,704	1.3
304,919	Procter & Gamble Co.	27,573,825	3.3
		74,835,430	9.0

	Energy: 10.3%
101,723	Anadarko Petroleum Corp.	8,051,375	1.0
406,870	ExxonMobil Corp.	36,838,010	4.4
167,982	Occidental Petroleum Corp.	13,399,924	1.6
206,194	Royal Dutch Shell PLC — Class A ADR	13,693,344	1.7
173,026	Other Securities	13,517,274	1.6
		85,499,927	10.3

	Financials: 27.4%
86,445	Ameriprise Financial, Inc.	11,390,858	1.4
182,489	Arthur J. Gallagher & Co.	8,750,348	1.1
875,215	Bank of America Corp.	14,913,664	1.8
275,115	Blackstone Group LP	9,221,855	1.1
212,799	Discover Financial Services	13,948,974	1.7
161,341	Extra Space Storage, Inc.	9,562,681	1.1
303,196	Invesco Ltd.	12,236,991	1.5
503,629	JPMorgan Chase & Co.	30,298,321	3.6
167,623	Lincoln National Corp.	9,492,490	1.1
150,356	Prudential Financial, Inc.	12,777,253	1.5
147,869	Ventas, Inc.	10,580,027	1.3
241,988	Weingarten Realty Investors	8,808,363	1.1
532,711	Wells Fargo & Co.	29,022,095	3.5
335,549	XL Group PLC	11,918,700	1.4
1,866,108	Other Securities	35,034,788	4.2
		227,957,408	27.4

	Health Care: 16.4%
305,247	Abbott Laboratories	13,586,544	1.6
158,400	AbbVie, Inc.	10,961,280	1.3
229,950	Bristol-Myers Squibb Co.	13,578,548	1.6
127,293	Cardinal Health, Inc.	10,462,212	1.3
216,114	Medtronic, Inc.	15,964,341	1.9
408,298	Merck & Co., Inc.	24,661,199	3.0
889,485	Pfizer, Inc.	27,707,458	3.3
200,980	UnitedHealth Group, Inc.	19,822,657	2.4
		136,744,239	16.4

COMMON STOCK: (continued)
	Industrials: 7.6%
63,653	Boeing Co.	$8,552,417	1.0
162,081	Caterpillar, Inc.	16,305,349	1.9
89,423	General Dynamics Corp.	12,998,527	1.6
44,072	TransDigm Group, Inc.	8,717,001	1.0
83,551	Union Pacific Corp.	9,756,250	1.2
68,379	Other Securities	7,302,877	0.9
		63,632,421	7.6

	Information Technology: 7.8%
86,253	Apple, Inc.	10,258,069	1.3
750,330	Cisco Systems, Inc.	20,739,121	2.5
204,959	Microchip Technology, Inc.	9,253,899	1.1
507,463	Microsoft Corp.	24,261,806	2.9
		64,512,895	7.8

	Materials: 3.0%
352,274	Freeport-McMoRan, Inc.	9,458,557	1.2
157,867	International Paper Co.	8,496,402	1.0
294,776	Other Securities	6,644,251	0.8
		24,599,210	3.0

	Telecommunication Services: 2.5%
251,558	CenturyTel, Inc.	10,256,020	1.3
202,223	Verizon Communications, Inc.	10,230,461	1.2
		20,486,481	2.5

	Utilities: 6.0%
341,147	CenterPoint Energy, Inc.	8,167,059	1.0
189,516	Entergy Corp.	15,900,393	1.9
260,736	Pinnacle West Capital Corp.	16,486,337	2.0
204,488	Southern Co.	9,698,866	1.1
		50,252,655	6.0

	Total Common Stock (Cost $669,925,145)	812,615,280	97.7

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
3,859,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,859,923)	3,859,923	0.5

	Total Short-Term Investments (Cost $3,859,923)	3,859,923	0.5
	Total Investments in Securities (Cost $673,785,068)	$816,475,203	98.2
	Assets in Excess of Other Liabilities	14,566,847	1.8
	Net Assets	$831,042,050	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $674,739,120.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$154,386,453
Gross Unrealized Depreciation	(12,650,370)
Net Unrealized Appreciation	$141,736,083

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$812,615,280	$—	$—	$812,615,280
Short-Term Investments	3,859,923	—	—	3,859,923
Total Investments, at fair value	$816,475,203	$—	$—	$816,475,203

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Consumer Discretionary: 24.1%
444,839		Brinker International, Inc.	$25,057,781	1.7
42,040		Chipotle Mexican Grill, Inc.	27,898,585	1.9
270,706	@	Dish Network Corp. — Class A	21,496,764	1.5
681,065		Hilton Worldwide Holdings, Inc.	17,857,524	1.2
604,900		Jarden Corp.	26,706,335	1.9
392,567		Macy’s, Inc.	25,481,524	1.8
285,408		Marriott International, Inc.	22,487,296	1.6
234,895		Michael Kors Holdings Ltd.	18,018,795	1.3
264,041		Ross Stores, Inc.	24,154,471	1.7
587,729	@	Starz	19,389,180	1.3
187,480		Tractor Supply Co.	14,422,836	1.0
181,020	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,897,220	1.6
425,520		VF Corp.	31,986,338	2.2
951,194		Other Securities	48,295,381	3.4
			346,150,030	24.1

		Consumer Staples: 8.1%
171,571		Hain Celestial Group, Inc.	19,425,269	1.4
169,635		Mead Johnson Nutrition Co.	17,614,898	1.2
249,526	@	Monster Beverage Corp.	27,984,341	1.9
485,805		Sprouts Farmers Market, Inc.	15,443,741	1.1
428,203		Other Securities	36,229,298	2.5
			116,697,547	8.1

		Energy: 4.6%
552,054		Cabot Oil & Gas Corp.	18,239,864	1.2
292,491	@	Cameron International Corp.	14,998,939	1.1
148,176		Concho Resources, Inc.	14,113,764	1.0
408,420		Other Securities	19,262,305	1.3
			66,614,872	4.6

		Financials: 9.8%
102,001	@	Affiliated Managers Group, Inc.	20,766,384	1.5
168,386		Ameriprise Financial, Inc.	22,188,223	1.5
181,929		Aon PLC	16,826,613	1.2
301,287		Arthur J. Gallagher & Co.	14,446,712	1.0
240,888		Extra Space Storage, Inc.	14,277,432	1.0
87,111		Intercontinental Exchange, Inc.	19,686,215	1.4
138,008	@	SVB Financial Group	14,511,541	1.0
367,646		Other Securities	17,498,927	1.2
			140,202,047	9.8

		Health Care: 13.3%
213,984		Cardinal Health, Inc.	17,587,345	1.2
158,095	@	Henry Schein, Inc.	21,690,634	1.5
92,555	@	Illumina, Inc.	17,667,824	1.2
158,915	@	Medivation, Inc.	18,416,659	1.3

COMMON STOCK: (continued)
		Health Care: (continued)
51,036		Mettler Toledo International, Inc.	$14,966,818	1.1
464,137	@	Mylan Laboratories	27,203,070	1.9
239,290		St. Jude Medical, Inc.	16,262,148	1.1
142,150		Universal Health Services, Inc.	14,871,733	1.0
396,275		Zoetis, Inc.	17,804,636	1.3
328,554		Other Securities	24,003,640	1.7
			190,474,507	13.3

		Industrials: 17.0%
518,052		Ametek, Inc.	26,399,930	1.8
260,797		Equifax, Inc.	20,746,401	1.4
315,552		Ingersoll-Rand PLC — Class A	19,898,709	1.4
348,879	L	Nielsen Holdings NV	14,572,676	1.0
306,526		Oshkosh Truck Corp.	13,916,280	1.0
565,490	@	Quanta Services, Inc.	17,247,445	1.2
171,202		Roper Industries, Inc.	27,019,100	1.9
1,019,908		Southwest Airlines Co.	42,652,552	3.0
335,302		Textron, Inc.	14,525,283	1.0
444,017		Waste Connections, Inc.	20,962,043	1.5
457,588		Other Securities	25,595,371	1.8
			243,535,790	17.0

		Information Technology: 16.8%
378,465		Broadridge Financial Solutions, Inc. ADR	17,140,680	1.2
333,433		Cavium, Inc.	18,872,308	1.3
194,161	@	Check Point Software Technologies	15,010,587	1.1
469,958	@	Electronic Arts, Inc.	20,645,255	1.4
133,798	@	F5 Networks, Inc.	17,285,364	1.2
209,803	@	Gartner, Inc.	17,933,960	1.3
352,350		Intuit, Inc.	33,075,094	2.3
433,030		Microchip Technology, Inc.	19,551,304	1.4
370,338	@	Red Hat, Inc.	23,016,507	1.6
370,675		SolarWinds, Inc.	19,245,446	1.3
560,440		Xilinx, Inc.	25,466,394	1.8
107,957		Other Securities	13,278,711	0.9
			240,521,610	16.8

		Materials: 4.3%
353,219	@	Crown Holdings, Inc.	17,484,340	1.2
238,339		Eastman Chemical Co.	19,763,070	1.4
331,496		Packaging Corp. of America	24,623,523	1.7
			61,870,933	4.3

		Telecommunication Services: 1.3%
149,268		SBA Communications Corp.	18,161,438	1.3

		Total Common Stock (Cost $1,198,889,116)	1,424,228,774	99.3

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateralcc(1): 0.0%
86,516	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $86,517, collateralized by various U.S. Government Securities, 0.750%–3.125%, Market Value plus accrued interest $88,246, due 12/31/17–02/15/42) (Cost $86,516)	$86,516	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
13,638,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $13,638,000)	13,638,000	1.0

	Total Short-Term Investments (Cost $13,724,516)	13,724,516	1.0

	Total Investments in Securities (Cost $1,212,613,632)	$1,437,953,290	100.3
	Liabilities in Excess of Other Assets	(4,297,028)	(0.3)
	Net Assets	$1,433,656,262	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,215,296,940.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$255,287,531
Gross Unrealized Depreciation	(32,631,181)
Net Unrealized Appreciation	$222,656,350

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,424,228,774	$—	$—	$1,424,228,774
Short-Term Investments	13,638,000	86,516	—	13,724,516
Total Investments, at fair value	$1,437,866,774	$86,516	$—	$1,437,953,290

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 14.3%
35,200		Carter’s, Inc.	$2,928,992	0.9
72,360		Goodyear Tire & Rubber Co.	1,983,388	0.6
31,400		Kohl’s Corp.	1,872,068	0.6
21,700	@	Mohawk Industries, Inc.	3,332,903	1.1
28,000		Nordstrom, Inc.	2,138,080	0.7
15,000		PVH Corp.	1,907,100	0.6
39,000		Ross Stores, Inc.	3,567,720	1.2
20,100		TRW Automotive Holdings Corp.	2,078,340	0.7
14,500		Whirlpool Corp.	2,699,465	0.9
844,462		Other Securities(a)	21,331,033	7.0
			43,839,089	14.3

		Consumer Staples: 4.7%
31,972		Ingredion, Inc.	2,661,030	0.9
82,400		Kroger Co.	4,930,816	1.6
416,522		Other Securities(a)	6,712,909	2.2
			14,304,755	4.7

		Energy: 5.9%
22,800		Marathon Petroleum Corp.	2,054,052	0.7
13,500		Pioneer Natural Resources Co.	1,933,605	0.6
786,704		Other Securities(a)	14,205,337	4.6
			18,192,994	5.9

		Financials: 28.4%
26,700		Allstate Corp.	1,819,605	0.6
66,001		CIT Group, Inc.	3,220,849	1.1
39,900		First Republic Bank	2,056,047	0.7
50,300		Hartford Financial Services Group, Inc.	2,077,390	0.7
87,625		HCC Insurance Holdings, Inc.	4,650,259	1.5
144,500		Host Hotels & Resorts, Inc.	3,358,180	1.1
47,500		Omega Healthcare Investors, Inc.	1,815,450	0.6
40,700		PartnerRe Ltd.	4,741,957	1.5
23,749		Reinsurance Group of America, Inc.	2,035,764	0.7
54,700		SEI Investments Co.	2,167,761	0.7
92,985		UnumProvident Corp.	3,088,961	1.0
73,344		XL Group PLC	2,605,179	0.8
2,307,601		Other Securities(a)	53,275,079	17.4
			86,912,481	28.4

		Health Care: 6.5%
53,700		Agilent Technologies, Inc.	2,295,138	0.8
61,400		CareFusion Corp.	3,633,038	1.2
25,200		Cigna Corp.	2,592,828	0.8
306,265		Other Securities	11,400,169	3.7
			19,921,173	6.5

COMMON STOCK: (continued)
		Industrials: 12.7%
127,800		Covanta Holding Corp.	$3,203,946	1.1
73,000	@	Hexcel Corp.	3,160,170	1.0
27,400		IDEX Corp.	2,104,594	0.7
47,200	@	Jacobs Engineering Group, Inc.	2,192,440	0.7
99,700	@	Quanta Services, Inc.	3,040,850	1.0
11,400		Roper Industries, Inc.	1,799,148	0.6
37,900		Wabtec Corp.	3,353,771	1.1
620,227		Other Securities(a)	19,974,797	6.5
			38,829,716	12.7

		Information Technology: 11.1%
49,627	@	Arrow Electronics, Inc.	2,900,202	1.0
165,400		Brocade Communications Systems, Inc.	1,870,674	0.6
42,700		Euronet Worldwide, Inc.	2,479,589	0.8
52,000		Keysight Technologies, Inc.	1,830,400	0.6
82,200		Symantec Corp.	2,144,598	0.7
20,800		Western Digital Corp.	2,148,016	0.7
163,000		Xerox Corp.	2,275,480	0.7
733,691		Other Securities(a)	18,384,067	6.0
			34,033,026	11.1

		Materials: 7.3%
44,237		Cabot Corp.	1,905,730	0.6
42,248		Celanese Corp.	2,537,837	0.8
50,017		Reliance Steel & Aluminum Co.	3,198,087	1.1
32,200		Rock-Tenn Co.	1,829,282	0.6
293,774		Other Securities(a)	12,887,853	4.2
			22,358,789	7.3

		Telecommunication Services: 0.4%
134,700		Other Securities(a)	1,336,185	0.4

		Utilities: 6.5%
32,400		Edison International	2,059,344	0.7
32,900		Entergy Corp.	2,760,310	0.9
58,900		Public Service Enterprise Group, Inc.	2,460,842	0.8
37,700		SCANA Corp.	2,150,031	0.7
315,220		Other Securities	10,541,467	3.4
			19,971,994	6.5

		Total Common Stock (Cost $271,416,294)	299,700,202	97.8

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.5%
379,247	Bank of Nova Scotia, Repurchase Agreement dated 11/28/14, 0.08%, due 12/01/14 (Repurchase Amount $379,249, collateralized by various U.S. Government Securities, 0.000%–10.625%, Market Value plus accrued interest $386,835, due 01/08/15–08/15/44)	$379,247	0.1
1,801,627	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $1,801,646, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,837,660, due 01/01/15–09/01/49)	1,801,627	0.6
1,801,627	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $1,801,649, collateralized by various U.S. Government Securities, 0.750%–3.125%, Market Value plus accrued interest $1,837,660, due 12/31/17–02/15/42)	1,801,627	0.6
1,801,627	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $1,801,642, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $1,837,660, due 12/05/14–08/20/62)	1,801,627	0.6
1,801,627	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $1,801,649, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,837,636, due 04/15/16–01/15/29)	1,801,627	0.6
		7,585,755	2.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
894,750	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $894,750)	$894,750	0.3

	Total Short-Term Investments (Cost $8,480,505)	8,480,505	2.8
	Total Investments in Securities (Cost $279,896,799)	$308,180,707	100.6
	Liabilities in Excess of Other Assets	(1,776,068)	(0.6)
	Net Assets	$306,404,639	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $280,368,983.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,741,609
Gross Unrealized Depreciation	(9,929,885)
Net Unrealized Appreciation	$27,811,724

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$42,987,347	$851,742	$—	$43,839,089
Consumer Staples	13,078,367	1,226,388	—	14,304,755
Energy	18,192,994	—	—	18,192,994
Financials	86,912,481	—	—	86,912,481
Health Care	17,030,257	2,890,916	—	19,921,173
Industrials	38,604,957	224,759	—	38,829,716
Information Technology	34,033,026	—	—	34,033,026
Materials	22,358,789	—	—	22,358,789
Telecommunication Services	1,336,185	—	—	1,336,185
Utilities	19,971,994	—	—	19,971,994
Total Common Stock	294,506,397	5,193,805	—	299,700,202
Short-Term Investments	894,750	7,585,755	—	8,480,505
Total Investments, at fair value	$295,401,147	$12,779,560	$—	$308,180,707

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Consumer Discretionary: 0.8%
441,700		Hilton Worldwide Holdings, Inc.	$11,581,374	0.8

		Financials: 98.5%
313,200		Alexandria Real Estate Equities, Inc.	26,910,144	1.8
2,661,410		American Realty Capital Properties, Inc.	25,017,254	1.7
363,809		AvalonBay Communities, Inc.	58,496,849	3.9
620,200		BioMed Realty Trust, Inc.	13,303,290	0.9
327,102		Boston Properties, Inc.	42,405,503	2.9
746,800		Brandywine Realty Trust	11,545,528	0.8
609,500		Brixmor Property Group, Inc.	14,737,710	1.0
315,400		Camden Property Trust	24,184,872	1.6
343,200		CBL & Associates Properties, Inc.	6,675,240	0.5
486,700		Corrections Corp. of America	17,642,875	1.2
1,126,900		Cousins Properties, Inc.	13,793,256	0.9
1,079,278		CubeSmart	23,247,648	1.6
665,725		DCT Industrial Trust, Inc.	22,721,194	1.5
1,608,600		DDR Corp.	29,485,638	2.0
127,200		Digital Realty Trust, Inc.	8,938,344	0.6
744,400		Douglas Emmett, Inc.	20,724,096	1.4
1,504,800		Duke Realty Corp.	29,253,312	2.0
245,900		EPR Properties	13,767,941	0.9
1,184,539		Equity Residential	83,912,743	5.6
202,765		Essex Property Trust, Inc.	41,041,664	2.8
1,705,642		General Growth Properties, Inc.	45,642,980	3.1
458,100		HCP, Inc.	20,522,880	1.4
923,300		Health Care Real Estate Investment Trust, Inc.	68,010,278	4.6
719,620		Healthcare Realty Trust, Inc.	19,005,164	1.3
844,100		Healthcare Trust of America, Inc.	10,770,716	0.7
376,000		Highwoods Properties, Inc.	16,228,160	1.1
2,966,755		Host Hotels & Resorts, Inc.	68,947,386	4.6
480,700		Kilroy Realty Corp.	33,014,476	2.2
1,063,823		Kimco Realty Corp.	27,074,296	1.8
1,161,700		Lexington Realty Trust	12,778,700	0.9
308,100		Liberty Property Trust	10,900,578	0.7
433,625		Macerich Co.	34,291,065	2.3
726,000		Paramount Group, Inc.	13,648,800	0.9
312,181		Pebblebrook Hotel Trust	13,476,854	0.9
353,300		Post Properties, Inc.	20,696,314	1.4

COMMON STOCK: (continued)
		Financials: (continued)
1,619,602		ProLogis, Inc.	$68,476,773	4.6
272,802		Public Storage, Inc.	51,185,839	3.4
664,027		Ramco-Gershenson Properties	11,886,083	0.8
446,500		Regency Centers Corp.	27,450,820	1.8
648,929		Simon Property Group, Inc.	117,326,363	7.9
337,900		SL Green Realty Corp.	39,243,706	2.6
1,872,700		Spirit Realty Capital, Inc.	21,929,317	1.5
1,017,900	@	Strategic Hotel Capital, Inc.	13,517,712	0.9
281,140		Sun Communities, Inc.	16,556,335	1.1
1,009,600		Sunstone Hotel Investors, Inc.	16,163,696	1.1
167,310		Taubman Centers, Inc.	13,299,472	0.9
1,246,804		UDR, Inc.	38,376,627	2.6
284,857		Ventas, Inc.	20,381,518	1.4
485,104		Vornado Realty Trust	54,118,202	3.6
453,400		Other Securities	11,109,781	0.8
			1,463,835,992	98.5

		Total Common Stock (Cost $892,321,732)	1,475,417,366	99.3

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
13,994,109		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $13,994,109)	13,994,109	0.9

		Total Short-Term Investments (Cost $13,994,109)	13,994,109	0.9

		Total Investments in Securities (Cost $906,315,841)	$1,489,411,475	100.2
		Liabilities in Excess of Other Assets	(2,546,242)	(0.2)
		Net Assets	$1,486,865,233	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $1,010,871,637.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$588,879,281
Gross Unrealized Depreciation	(110,339,443)
Net Unrealized Appreciation	$478,539,838

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,475,417,366	$—	$—	$1,475,417,366
Short-Term Investments	13,994,109	—	—	13,994,109
Total Investments, at fair value	$1,489,411,475	$—	$—	$1,489,411,475

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.3%
		Consumer Discretionary: 17.8%
140,200		Cheesecake Factory	$6,789,886	1.0
271,800		Dana Holding Corp.	5,762,160	0.8
212,700		Finish Line	6,070,458	0.9
129,077	@	Hibbett Sporting Goods, Inc.	6,475,793	0.9
178,378	@,L	Imax Corp.	5,597,502	0.8
73,900		Jack in the Box, Inc.	5,505,550	0.8
305,500		La Quinta Holdings, Inc.	6,727,110	1.0
197,902	@	LKQ Corp.	5,749,053	0.8
124,589		Monro Muffler, Inc.	6,826,231	1.0
97,555		Pool Corp.	5,795,743	0.9
93,758		Vail Resorts, Inc.	8,216,951	1.2
1,969,930		Other Securities(a)	52,532,744	7.7
			122,049,181	17.8

		Consumer Staples: 1.8%
89,880		Casey’s General Stores, Inc.	7,524,754	1.1
235,825		Other Securities	4,598,587	0.7
			12,123,341	1.8

		Energy: 2.6%
1,356,975		Other Securities	17,805,863	2.6

		Financials: 10.5%
110,303		Evercore Partners, Inc.	5,570,301	0.8
84,872		MarketAxess Holdings, Inc.	5,565,057	0.8
600,600	@	MGIC Investment Corp.	5,591,586	0.8
129,590	@	PRA Group, Inc.	7,583,607	1.1
55,679	@	SVB Financial Group	5,854,647	0.9
134,293		The Geo Group, Inc.	5,410,665	0.8
895,210		Other Securities	36,607,147	5.3
			72,183,010	10.5

		Health Care: 20.1%
82,300		Charles River Laboratories International, Inc.	5,328,925	0.8
203,666		Healthsouth Corp.	8,376,783	1.2
113,700	L	Isis Pharmaceuticals, Inc.	5,888,523	0.9
102,146		Steris Corp.	6,511,808	0.9
142,400		Team Health Holdings, Inc.	8,139,584	1.2
3,348,969		Other Securities(a)	103,325,503	15.1
			137,571,126	20.1

		Industrials: 14.1%
185,800		Actuant Corp.	5,455,088	0.8
117,600		Clarcor, Inc.	7,748,664	1.1
89,900		EnPro Industries, Inc.	5,800,348	0.8
222,156		Healthcare Services Group	6,700,225	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
183,300		KAR Auction Services, Inc.	$6,351,345	0.9
219,700		Knight Transportation, Inc.	7,309,419	1.1
165,400		Simpson Manufacturing Co., Inc.	5,491,280	0.8
51,995		Teledyne Technologies, Inc.	5,558,785	0.8
90,900		Toro Co.	5,970,312	0.9
90,500		Watts Water Technologies, Inc.	5,471,630	0.8
780,577		Other Securities	35,040,474	5.1
			96,897,570	14.1

		Information Technology: 22.6%
278,400		Adtran, Inc.	5,815,776	0.8
167,090	@	Aspen Technology, Inc.	6,305,977	0.9
192,853		Cardtronics, Inc.	7,552,123	1.1
126,100		Commvault Systems, Inc.	5,964,530	0.9
147,000		DealerTrack Holdings, Inc.	6,932,520	1.0
135,796		Guidewire Software, Inc.	6,853,624	1.0
130,708		Imperva, Inc.	5,560,318	0.8
143,900		j2 Global, Inc.	8,136,106	1.2
56,700		Littelfuse, Inc.	5,450,571	0.8
271,700		Qlik Technologies, Inc.	8,376,511	1.2
209,120	@	Semtech Corp.	5,324,195	0.8
56,800		Ultimate Software Group, Inc.	8,363,232	1.2
85,520		WEX, Inc.	9,670,602	1.4
2,828,233		Other Securities	64,886,586	9.5
			155,192,671	22.6

		Materials: 4.8%
176,500		Boise Cascade Co.	6,299,285	0.9
137,700		HB Fuller Co.	5,947,263	0.9
83,700		Minerals Technologies, Inc.	6,213,051	0.9
1,225,747		Other Securities	14,144,710	2.1
			32,604,309	4.8

		Total Common Stock (Cost $574,017,158)	646,427,071	94.3

EXCHANGE-TRADED FUNDS: 2.1%
104,503		iShares Russell 2000 Growth Index Fund	14,491,431	2.1

		Total Exchange-Traded Funds (Cost $12,330,776)	14,491,431	2.1

		Total Long-Term Investments (Cost $586,347,935)	660,918,502	96.4

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc(1): 2.7%
4,383,977	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $4,384,024, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $4,471,657, due 01/01/15–09/01/49)	$4,383,977	0.6
4,383,977	Daiwa Capital Markets, Repurchase Agreement dated 11/28/14, 0.11%, due 12/01/14 (Repurchase Amount $4,384,017, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $4,471,740, due 06/01/16–03/01/48)	4,383,977	0.6
4,383,977	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $4,384,031, collateralized by various U.S. Government Securities, 0.750%–3.125%, Market Value plus accrued interest $4,471,657, due 12/31/17–02/15/42)	4,383,977	0.7
922,837	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $922,845, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $941,294, due 12/05/14–08/20/62)	922,837	0.1
4,383,977	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $4,384,031, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $4,471,600, due 04/15/16–01/15/29)	4,383,977	0.7
		18,458,745	2.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.9%
26,899,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $26,899,137)	$26,899,137	3.9

	Total Short-Term Investments (Cost $45,357,882)	45,357,882	6.6

	Total Investments in Securities (Cost $631,705,817)	$706,276,384	103.0
	Liabilities in Excess of Other Assets	(20,343,568)	(3.0)
	Net Assets	$685,932,816	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $633,123,490.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$102,567,280
Gross Unrealized Depreciation	(29,414,386)
Net Unrealized Appreciation	$73,152,894

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2014
Asset Table
Investments, at fair value
Common Stock*	$646,427,071	$—	$—	$646,427,071
Exchange-Traded Funds	14,491,431	—	—	14,491,431
Short-Term Investments	26,899,137	18,458,745	—	45,357,882
Total Investments, at fair value	$687,817,639	$18,458,745	$—	$706,276,384

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Growth Opportunities Fund, Voya Large Cap Value Fund, Voya Multi-Manager Mid Cap Value Fund, Voya MidCap Opportunities Fund, Voya Real Estate Fund, and Voya SmallCap Opportunities Fund (collectively, the “Funds”), each a series of the Trust, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of each Fund and other similarly managed funds in its Selected Peer Group, information regarding each Fund’s investment portfolio, objective and strategies; and information regarding net asset flows into and out of the Funds; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers (or the parent company of certain unaffiliated Sub-Advisers); (7) financial statements for the Adviser and Sub-Advisers; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Funds’ Advisory Contracts and Sub-Advisory Contracts); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and a Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser anticipated at that time that the Separation Plan would have a material adverse impact on the Funds or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that, to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group, to each Fund’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas

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over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Advisers, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a fund-by-fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Funds in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

a mutual fund complex in the then-current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions it reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Growth Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, the fourth quintile for the most recent calendar quarter, year-to-date, and ten-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing the performance data, the Board took into account: (1) Management’s representations regarding the strength of the Fund’s performance during certain periods; (2) that the Fund’s strategy and benchmark changed effective December 31, 2013; and (3) that Management will continue to monitor, and the Board or the applicable IRC will periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio, including the Fund’s recent decrease in fees effective December 31, 2013.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Large Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) Management’s representation regarding the competitiveness of the Fund’s performance during certain periods; (2) Management’s analysis of the impact of stock and sector allocation on the Fund’s performance; and (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager Mid Cap Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Multi-Manager Mid Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented. The Board also considered the individual performance of each of the Fund’s Sub-Advisers. In analyzing this performance data the Board took into account that Management would continue to monitor, and the Board or the applicable IRC would periodically review, the performance of each of the Fund’s Sub-Advisers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Mid Cap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that stock selection had on the Fund’s performance; (2) Management’s representations regarding the reasonableness of the Fund’s performance during certain periods; (3) Management’s discussion of the steps the Sub-Adviser has implemented to address the Fund’s performance issues; (4) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (5) that Management would continue to monitor, and the Board or the applicable IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations with respect to the competitiveness of the Fund’s management fee and expense ratio; and (2) that, as directed by the Board in connection with the 2014 annual contracts renewal process, Management would implement breakpoints with respect to the Fund’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

At the meeting of the Board that was held on September 12, 2014, the Board, including a majority of the Independent Trustees, determined to: (1) appoint Hahn Capital Management, LLC (“Hahn Capital Management”) as a sub-adviser to Voya Multi-Manager Mid Cap Value Fund; and (2) approve a sub-advisory agreement (the “New Sub-Advisory Agreement”) with Hahn Capital Management under which Hahn Capital Management would serve as an additional sub-adviser to the Fund, along with Wellington Management Company, LLP (“Wellington”) and LSV Asset Management (“LSV”).

In determining whether to approve the New Sub-Advisory Agreement with Hahn Capital Management with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Hahn Capital Management’s presentation before the Domestic Equity Funds IRC at its September 11, 2014 meeting; (2) memoranda and related materials provided to the Board in advance of its September 12, 2014 meeting discussing: (a) the Adviser’s rationale for recommending that Hahn Capital Management replace RBC Global Asset Management (U.S.) Inc. as a sub-adviser to the Fund, including the Adviser’s view that Hahn Capital Management’s investment style would complement the strategies of LSV and Wellington by adding diversification to the Fund’s strategy and the potential for more consistent risk-adjusted performance; (b) the performance of Hahn Capital Management in managing its Mid Cap Value Equity investment strategy (with such performance being compared against a relevant benchmark index and the investment Mid Cap Value category); and (c) Hahn Capital Management’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund, as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund, as modified in connection with the appointment of Hahn Capital Management; (4) Hahn Capital Management’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage Hahn Capital Management, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of Hahn Capital Management in managing its Mid Cap Value Equity investment strategy; (2) the strength and reputation of Hahn Capital Management in the industry; (3) the nature and quality of the services to be provided by Hahn Capital Management under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Hahn Capital Management and its fit among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Hahn Capital Management; (6) the sub-advisory fee rate payable by the Adviser to Hahn Capital Management; (7) the 50/50 waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of Hahn Capital Management are shared with Fund shareholders; (8) Hahn Capital Management’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of Hahn Capital Management in light of the Fund’s investment objective and investor base; and (10) Hahn Capital Management’s Code of Ethics, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Hahn Capital Management should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Adviser to Hahn Capital Management is reasonable in the context of all factors considered by the Board; and (3) Hahn Capital Management maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s CCO that Hahn Capital Management’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Funds enter into new investment advisory contracts with the Adviser, and the Adviser enters into new Sub-Advisory Contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and a Sub-Adviser affiliated with the Adviser, Voya Investment Management Co. LLC (“Voya IM”), is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

Each of the Funds is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change in Control Events would permit the Funds to benefit from the continuation of services by the Adviser, Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Voya IM, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2.	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3.	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

event, are no less favorable to the Funds than, the terms of the corresponding Prior Agreements.

4.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

5.	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-2DE (1114-012215)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.8%
9,898	@	Amazon.com, Inc.	3,351,859	2.6
2,335		Chipotle Mexican Grill, Inc.	1,549,553	1.2
55,419		Comcast Corp. – Class A	3,161,100	2.4
18,810	@	Dish Network Corp. - Class A	1,493,702	1.2
63,383		Hilton Worldwide Holdings, Inc.	1,661,902	1.3
39,019		Home Depot, Inc.	3,878,489	3.0
20,196		Macy's, Inc.	1,310,922	1.0
19,798		Nike, Inc.	1,965,744	1.5
1,749	@	Priceline.com, Inc.	2,029,172	1.6
22,039		Starbucks Corp.	1,789,787	1.4
14,117	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,785,659	1.4
30,630		Walt Disney Co.	2,833,581	2.2
			26,811,470	20.8

		Consumer Staples: 9.0%
18,670		Costco Wholesale Corp.	2,653,381	2.1
25,675		CVS Caremark Corp.	2,345,668	1.8
11,244		Kimberly-Clark Corp.	1,310,938	1.0
13,260	@	Monster Beverage Corp.	1,487,109	1.1
38,314		PepsiCo, Inc.	3,835,231	3.0
			11,632,327	9.0

		Energy: 3.3%
23,227		Anadarko Petroleum Corp.	1,838,417	1.4
25,508	@	Cameron International Corp.	1,308,050	1.0
12,800		EOG Resources, Inc.	1,110,016	0.9
			4,256,483	3.3

		Financials: 5.3%
15,293		Ameriprise Financial, Inc.	2,015,159	1.6
6,295		Blackrock, Inc.	2,260,408	1.7
4,411		Intercontinental Exchange, Inc.	996,842	0.8
18,515		Prudential Financial, Inc.	1,573,405	1.2
			6,845,814	5.3

		Health Care: 16.7%
42,891		AbbVie, Inc.	2,968,057	2.3
8,484	@	Actavis PLC	2,295,855	1.8
9,248	@	Alexion Pharmaceuticals, Inc.	1,802,435	1.4
11,780		Allergan, Inc.	2,519,624	1.9
9,955		Amgen, Inc.	1,645,661	1.3
28,018		Bristol-Myers Squibb Co.	1,654,463	1.3
16,524		Celgene Corp.	1,878,614	1.4
24,590	@	Gilead Sciences, Inc.	2,466,869	1.9
13,593		McKesson Corp.	2,864,861	2.2

22,094		St. Jude Medical, Inc.	1,501,508	1.2
			21,597,947	16.7

		Industrials: 11.3%
29,162		Ametek, Inc.	1,486,096	1.2
20,241		Danaher Corp.	1,691,338	1.3
39,487		Delta Airlines, Inc.	1,842,858	1.4
25,144		Ingersoll-Rand PLC - Class A	1,585,581	1.2
11,107		Roper Industries, Inc.	1,752,907	1.4
30,170		Textron, Inc.	1,306,964	1.0
36,710		Tyco International Plc	1,574,859	1.2
23,024		Union Pacific Corp.	2,688,512	2.1
7,790		Wesco International, Inc.	641,818	0.5
			14,570,933	11.3

		Information Technology: 28.7%
70,019		Apple, Inc.	8,327,360	6.5
16,989	@	Check Point Software Technologies	1,313,420	1.0
42,471		Cognizant Technology Solutions Corp.	2,293,009	1.8
37,077	@	Electronic Arts, Inc.	1,628,793	1.3
29,914		Facebook, Inc.	2,324,318	1.8
3,561		Google, Inc.	1,929,457	1.5
5,411		Google, Inc. – Class A	2,971,072	2.3
25,234		Intuit, Inc.	2,368,715	1.8
29,235		Mastercard, Inc.	2,551,923	2.0
99,049		Microsoft Corp.	4,735,533	3.7
45,676		Oracle Corp.	1,937,119	1.5
12,230	@	Red Hat, Inc.	760,094	0.6
9,082		Visa, Inc.	2,344,881	1.8
16,618		VMware, Inc.	1,461,719	1.1
			36,947,413	28.7

		Materials: 3.7%
19,803	@	Crown Holdings, Inc.	980,249	0.8
18,500		Eastman Chemical Co.	1,534,020	1.2
11,664		LyondellBasell Industries NV - Class A	919,823	0.7
18,287		Packaging Corp. of America	1,358,358	1.0
			4,792,450	3.7

	Total Common Stock (Cost $96,061,836)		127,454,837	98.8

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
1,493,505		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $1,493,505)	1,493,505	1.2

	Total Short-Term Investments (Cost $1,493,505)		1,493,505	1.2

See Accompanying Notes to Financial Statements

1

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Total Investments in Securities (Cost $97,555,341)	$128,948,342	100.0
Liabilities in Excess of Other Assets	(17,373)	–
Net Assets	$128,930,969	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $97,695,070.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,307,092
Gross Unrealized Depreciation	(1,053,820)

Net Unrealized Appreciation	$31,253,272

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Consumer Discretionary: 7.7%
135,290	Brinker International, Inc.	7,620,886	0.9
116,222	Comcast Corp. – Class A	6,629,303	0.8
91,600	Delphi Automotive PLC	6,682,220	0.8
65,148	Home Depot, Inc.	6,475,711	0.8
209,014	Macy's, Inc.	13,567,099	1.6
103,008	Nike, Inc.	10,227,664	1.2
139,355	Walt Disney Co.	12,891,731	1.6
		64,094,614	7.7

	Consumer Staples: 9.0%
168,093	Altria Group, Inc.	8,448,354	1.0
406,148	ConAgra Foods, Inc.	14,832,525	1.8
145,009	CVS Caremark Corp.	13,248,022	1.6
178,373	Kraft Foods Group, Inc.	10,732,704	1.3
304,919	Procter & Gamble Co.	27,573,825	3.3
		74,835,430	9.0

	Energy: 10.3%
101,723	Anadarko Petroleum Corp.	8,051,375	1.0
65,155	EOG Resources, Inc.	5,650,242	0.7
406,870	ExxonMobil Corp.	36,838,010	4.4
107,871	Hess Corp.	7,867,032	0.9
167,982	Occidental Petroleum Corp.	13,399,924	1.6
206,194	Royal Dutch Shell PLC - Class A ADR	13,693,344	1.7
		85,499,927	10.3

	Financials: 27.4%
239,713	AllianceBernstein Holding LP	6,433,897	0.8
86,445	Ameriprise Financial, Inc.	11,390,858	1.4
182,489	Arthur J. Gallagher & Co.	8,750,347	1.1
875,215	Bank of America Corp.	14,913,664	1.8
275,115	Blackstone Group LP	9,221,855	1.1
212,799	Discover Financial Services	13,948,974	1.7
161,341	Extra Space Storage, Inc.	9,562,681	1.1
389,694	Fifth Third Bancorp.	7,840,643	0.9
201,334	Gaming and Leisure Properties, Inc.	6,422,555	0.8
303,196	Invesco Ltd.	12,236,991	1.5
503,629	JPMorgan Chase & Co.	30,298,321	3.6
167,623	Lincoln National Corp.	9,492,490	1.1
150,356	Prudential Financial, Inc.	12,777,253	1.5
755,771	Regions Financial Corp.	7,610,614	0.9
279,596	Starwood Property Trust, Inc.	6,727,080	0.8
147,869	Ventas, Inc.	10,580,027	1.3
241,988	Weingarten Realty Investors	8,808,363	1.1
532,711	Wells Fargo & Co.	29,022,095	3.5

335,549	XL Group PLC	11,918,700	1.4
		227,957,408	27.4

	Health Care: 16.4%
305,247	Abbott Laboratories	13,586,544	1.6
158,400	AbbVie, Inc.	10,961,280	1.3
229,950	Bristol-Myers Squibb Co.	13,578,548	1.6
127,293	Cardinal Health, Inc.	10,462,212	1.3
216,114	Medtronic, Inc.	15,964,341	1.9
408,298	Merck & Co., Inc.	24,661,199	3.0
889,485	Pfizer, Inc.	27,707,458	3.3
200,980	UnitedHealth Group, Inc.	19,822,657	2.4
		136,744,239	16.4

	Industrials: 7.6%
63,653	Boeing Co.	8,552,417	1.0
162,081	Caterpillar, Inc.	16,305,349	1.9
89,423	General Dynamics Corp.	12,998,527	1.6
68,379	Hubbell, Inc.	7,302,877	0.9
44,072	TransDigm Group, Inc.	8,717,001	1.0
83,551	Union Pacific Corp.	9,756,250	1.2
		63,632,421	7.6

		Information Technology: 7.8%
86,253	Apple, Inc.	10,258,069	1.3
750,330	Cisco Systems, Inc.	20,739,121	2.5
204,959	Microchip Technology, Inc.	9,253,899	1.1
507,463	Microsoft Corp.	24,261,806	2.9
		64,512,895	7.8

	Materials: 3.0%
352,274	Freeport-McMoRan, Inc.	9,458,557	1.2
157,867	International Paper Co.	8,496,402	1.0
294,776	Steel Dynamics, Inc.	6,644,251	0.8
		24,599,210	3.0

		Telecommunication Services: 2.5%
251,558	CenturyTel, Inc.	10,256,020	1.3
202,223	Verizon Communications, Inc.	10,230,461	1.2
		20,486,481	2.5

	Utilities: 6.0%
341,147	CenterPoint Energy, Inc.	8,167,059	1.0
189,516	Entergy Corp.	15,900,393	1.9
260,736	Pinnacle West Capital Corp.	16,486,337	2.0
204,488	Southern Co.	9,698,866	1.1
		50,252,655	6.0

	Total Common Stock (Cost $669,925,145)	812,615,280	97.7

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
3,859,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,859,923)	3,859,923	0.5

	Total Short-Term Investments (Cost $3,859,923)	3,859,923	0.5

	Total Investments in Securities (Cost $673,785,068)	$816,475,203	98.2
	Assets in Excess of Other Liabilities	14,566,847	1.8
	Net Assets	$831,042,050	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $674,739,120.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$154,386,453
Gross Unrealized Depreciation	(12,650,370)

Net Unrealized Appreciation	$141,736,083

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 24.1%
444,839		Brinker International, Inc.	25,057,781	1.7
42,040		Chipotle Mexican Grill, Inc.	27,898,585	1.9
150,469		Delphi Automotive PLC	10,976,714	0.8
270,706	@	Dish Network Corp. - Class A	21,496,764	1.5
157,600		Five Below, Inc.	7,353,616	0.5
681,065		Hilton Worldwide Holdings, Inc.	17,857,524	1.2
604,900		Jarden Corp.	26,706,335	1.9
242,990	@	Lululemon Athletica, Inc.	11,709,688	0.8
392,567		Macy's, Inc.	25,481,524	1.8
285,408		Marriott International, Inc.	22,487,296	1.6
234,895		Michael Kors Holdings Ltd.	18,018,795	1.3
311,113		Newell Rubbermaid, Inc.	11,296,513	0.8
264,041		Ross Stores, Inc.	24,154,471	1.7
89,022		Scripps Networks Interactive - Class A	6,958,850	0.5
587,729	@	Starz	19,389,180	1.3
187,480		Tractor Supply Co.	14,422,836	1.0
181,020	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,897,220	1.6
425,520		VF Corp.	31,986,338	2.2
			346,150,030	24.1

		Consumer Staples: 8.1%
171,571		Hain Celestial Group, Inc.	19,425,269	1.4
109,794		Hershey Co.	11,010,142	0.8
169,635		Mead Johnson Nutrition Co.	17,614,898	1.2
154,459		Molson Coors Brewing Co.	11,947,404	0.8
249,526	@	Monster Beverage Corp.	27,984,341	1.9
485,805		Sprouts Farmers Market, Inc.	15,443,741	1.1
163,950		TreeHouse Foods, Inc.	13,271,752	0.9
			116,697,547	8.1

		Energy: 4.6%
552,054		Cabot Oil & Gas Corp.	18,239,864	1.3
292,491	@	Cameron International Corp.	14,998,939	1.0
148,176		Concho Resources, Inc.	14,113,764	1.0
264,652		Noble Energy, Inc.	13,015,585	0.9
143,768		SM Energy Co.	6,246,720	0.4
			66,614,872	4.6

		Financials: 9.8%
102,001	@	Affiliated Managers Group, Inc.	20,766,383	1.5
168,386		Ameriprise Financial, Inc.	22,188,223	1.5
181,929		Aon PLC	16,826,613	1.2

301,287		Arthur J. Gallagher & Co.	14,446,712	1.0
240,888		Extra Space Storage, Inc.	14,277,432	1.0
87,111		Intercontinental Exchange, Inc.	19,686,215	1.4
172,301		Lincoln National Corp.	9,757,406	0.7
195,345		SEI Investments Co.	7,741,522	0.5
138,008	@	SVB Financial Group	14,511,541	1.0
			140,202,047	9.8

		Health Care: 13.3%
213,984		Cardinal Health, Inc.	17,587,345	1.2
218,924		DexCom, Inc.	11,265,829	0.8
158,095	@	Henry Schein, Inc.	21,690,634	1.5
92,555	@	Illumina, Inc.	17,667,824	1.2
158,915	@	Medivation, Inc.	18,416,659	1.3
51,036		Mettler Toledo International, Inc.	14,966,817	1.1
464,137	@	Mylan Laboratories	27,203,070	1.9
7,740		Pacira Pharmaceuticals, Inc./DE	727,018	0.1
239,290		St. Jude Medical, Inc.	16,262,149	1.1
142,150		Universal Health Services, Inc.	14,871,733	1.0
101,890	@	Vertex Pharmaceuticals, Inc.	12,010,793	0.8
396,275		Zoetis, Inc.	17,804,636	1.3
			190,474,507	13.3

		Industrials: 17.0%
518,052		Ametek, Inc.	26,399,930	1.8
260,797		Equifax, Inc.	20,746,401	1.4
315,552		Ingersoll-Rand PLC - Class A	19,898,709	1.4
348,879	L	Nielsen Holdings NV	14,572,676	1.0
306,526		Oshkosh Truck Corp.	13,916,280	1.0
565,490	@	Quanta Services, Inc.	17,247,445	1.2
171,202		Roper Industries, Inc.	27,019,100	1.9
1,019,908		Southwest Airlines Co.	42,652,552	3.0
335,302		Textron, Inc.	14,525,283	1.0
306,541		Tyco International Plc	13,150,609	0.9
444,017		Waste Connections, Inc.	20,962,043	1.5
151,047		Wesco International, Inc.	12,444,762	0.9
			243,535,790	17.0

		Information Technology: 16.8%
378,465		Broadridge Financial Solutions, Inc. ADR	17,140,680	1.2
333,433		Cavium, Inc.	18,872,308	1.3
194,161	@	Check Point Software Technologies	15,010,587	1.1
469,958	@	Electronic Arts, Inc.	20,645,255	1.4
133,798	@	F5 Networks, Inc.	17,285,364	1.2
209,803	@	Gartner, Inc.	17,933,960	1.3
352,350		Intuit, Inc.	33,075,094	2.3
433,030		Microchip Technology, Inc.	19,551,304	1.4
107,957		Palo Alto Networks, Inc.	13,278,711	0.9
370,338	@	Red Hat, Inc.	23,016,507	1.6
370,675		SolarWinds, Inc.	19,245,446	1.3

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

560,440		Xilinx, Inc.	25,466,394	1.8
			240,521,610	16.8

		Materials: 4.3%
353,219	@	Crown Holdings, Inc.	17,484,340	1.2
238,339		Eastman Chemical Co.	19,763,070	1.4
331,496		Packaging Corp. of America	24,623,523	1.7
			61,870,933	4.3

		Telecommunication Services: 1.3%
149,268		SBA Communications Corp.	18,161,438	1.3

	Total Common Stock (Cost $1,198,889,116)		1,424,228,774	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateralcc: 0.0%
86,516	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $86,517, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $88,246, due 12/31/17-02/15/42)
	(Cost $86,516)	86,516	0.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
13,638,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $13,638,000)	13,638,000	1.0

	Total Short-Term Investments (Cost $13,724,516)	13,724,516	1.0

	Total Investments in Securities (Cost $1,212,613,632)	$1,437,953,290	100.3
	Liabilities in Excess of Other Assets	(4,297,028)	(0.3)
	Net Assets	$1,433,656,262	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

Cost for federal income tax purposes is $1,215,296,940.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$255,287,531
Gross Unrealized Depreciation	(32,631,181)

Net Unrealized Appreciation	$222,656,350

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 14.3%
14,341		AMC Entertainment Holdings, Inc.	376,021	0.1
28,800	@	American Axle & Manufacturing Holdings, Inc.	614,592	0.2
12,600	@	Bed Bath & Beyond, Inc.	924,462	0.3
35,200		Carter's, Inc.	2,928,992	1.0
39,700		Cooper Tire & Rubber Co.	1,347,021	0.4
10,500		Dillard's, Inc.	1,237,740	0.4
21,641		D.R. Horton, Inc.	551,629	0.2
28,022		DSW, Inc.	994,220	0.3
15,100		Foot Locker, Inc.	865,079	0.3
15,400	L	GameStop Corp.	582,274	0.2
23,100		Gap, Inc.	914,760	0.3
72,360		Goodyear Tire & Rubber Co.	1,983,388	0.6
35,224		Interpublic Group of Cos., Inc.	714,695	0.2
31,400		Kohl's Corp.	1,872,068	0.6
16,900		Lear Corp.	1,620,879	0.5
28,188		Lennar Corp.	1,331,601	0.4
17,300		Macy's, Inc.	1,122,943	0.4
21,700	@	Mohawk Industries, Inc.	3,332,903	1.1
42,971		Newell Rubbermaid, Inc.	1,560,277	0.5
28,000		Nordstrom, Inc.	2,138,080	0.7
25,503		Norwegian Cruise Line Holdings Ltd.	1,119,327	0.4
52,568	@	Performance Sports Group Ltd	944,647	0.3
15,000		PVH Corp.	1,907,100	0.6
30,070		Quebecor, Inc.	815,190	0.3
2,400		Rent-A-Center, Inc.	82,800	0.0
39,000		Ross Stores, Inc.	3,567,720	1.2
256,894		Samsonite International SA	851,742	0.3
64,700	L	Smith & Wesson Holding Corp.	645,059	0.2
37,100	@	Starz	1,223,929	0.4
25,440	@	Toll Brothers, Inc.	890,146	0.3
20,100		TRW Automotive Holdings Corp.	2,078,340	0.7
14,500		Whirlpool Corp.	2,699,465	0.9
			43,839,089	14.3

		Consumer Staples: 4.7%
24,000		ConAgra Foods, Inc.	876,480	0.3
19,702		Ebro Foods SA	357,311	0.1
31,972		Ingredion, Inc.	2,661,030	0.9
82,400		Kroger Co.	4,930,816	1.6
29,600	L	Pilgrim's Pride Corp.	956,080	0.3
13,900	L	Sanderson Farms, Inc.	1,206,659	0.4
79,700	@	Supervalu, Inc.	745,992	0.2
216,120		Treasury Wine Estates Ltd.	869,077	0.3
29,100		Tyson Foods, Inc.	1,232,094	0.4

4,400	@	USANA Health Sciences, Inc.	469,216	0.2
			14,304,755	4.7

		Energy: 5.9%
22,800	@	Atwood Oceanics, Inc.	731,652	0.2
71,040		Cobalt International Energy, Inc.	639,360	0.2
185,700		Denbury Resources, Inc.	1,533,882	0.5
16,800	L	Diamond Offshore Drilling	493,416	0.2
14,328		Diamondback Energy, Inc.	808,099	0.3
40,200	L	Energy XXI Bermuda Ltd.	161,202	0.1
33,200		Ensco PLC	1,122,160	0.4
6,500		Helmerich & Payne, Inc.	452,075	0.1
13,000		HollyFrontier Corp.	530,660	0.2
23,600		Marathon Oil Corp.	682,512	0.2
22,800		Marathon Petroleum Corp.	2,054,052	0.7
33,800		Murphy Oil Corp.	1,636,596	0.5
11,547	@	Newfield Exploration Co.	314,425	0.1
59,300		Noble Corp. PLC	1,066,807	0.3
19,766	L	Paragon Offshore PLC	71,751	0.0
13,500		Pioneer Natural Resources Co.	1,933,605	0.6
28,098		QEP Resources, Inc.	574,323	0.2
63,425		Trican Well Services Ltd.	429,304	0.1
30,300		Valero Energy Corp.	1,472,883	0.5
113,300	@	Weatherford International PLC	1,484,230	0.5
			18,192,994	5.9

		Financials: 28.4%
26,700		Allstate Corp.	1,819,605	0.6
22,635		American Assets Trust, Inc.	889,555	0.3
39,600		American Capital Mortgage Investment Corp.	794,772	0.3
17,600	L	Amtrust Financial Services, Inc.	903,232	0.3
119,000		Annaly Capital Management, Inc.	1,370,880	0.4
13,831		Argo Group International Holdings Ltd.	780,622	0.3
66,200		Ashford Hospitality Trust, Inc.	693,776	0.2
760		Ashford, Inc.	90,250	0.0
32,800		Assured Guaranty Ltd.	838,368	0.3
22,300		Axis Capital Holdings Ltd.	1,116,115	0.4
31,082		BankUnited, Inc.	938,676	0.3
36,600		BB&T Corp.	1,375,794	0.4
33,436		Blackstone Mortgage Trust, Inc.	954,932	0.3
81,500		Brandywine Realty Trust	1,259,990	0.4

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

60,000		CBL & Associates Properties, Inc.	1,167,000	0.4
46,200	@	CBRE Group, Inc.	1,558,788	0.5
66,001		CIT Group, Inc.	3,220,849	1.1
24,681		Comerica, Inc.	1,150,381	0.4
12,600		Discover Financial Services	825,930	0.3
33,600		DuPont Fabros Technology, Inc.	1,095,024	0.4
31,600		Equity Commonwealth	803,588	0.3
24,260		Equity Lifestyle Properties, Inc.	1,203,538	0.4
18,263		EverBank Financial Corp.	344,075	0.1
10,000		Everest Re Group Ltd.	1,753,900	0.6
20,288		Extra Space Storage, Inc.	1,202,470	0.4
65,900		Fifth Third Bancorp.	1,325,908	0.4
39,900		First Republic Bank	2,056,047	0.7
36,366	@	Forest City Enterprises, Inc.	785,142	0.3
64,300		Franklin Street Properties Corp.	772,886	0.3
61,400	@	Genworth Financial, Inc.	558,126	0.2
31,200		Government Properties Income Trust	708,864	0.2
17,069		Hanover Insurance Group, Inc.	1,216,678	0.4
50,300		Hartford Financial Services Group, Inc.	2,077,390	0.7
87,625		HCC Insurance Holdings, Inc.	4,650,259	1.5
51,000		Hospitality Properties Trust	1,560,600	0.5
144,500		Host Hotels & Resorts, Inc.	3,358,180	1.1
118,800		Huntington Bancshares, Inc.	1,201,068	0.4
14,563		IBERIABANK Corp.	951,255	0.3
77,200		Keycorp	1,042,200	0.3
92,700		Lexington Realty Trust	1,019,700	0.3
27,900		Lincoln National Corp.	1,579,977	0.5
17,358		LPL Financial Holdings, Inc.	740,666	0.2
68,100		Medical Properties Trust, Inc.	943,866	0.3
12,161		MSCI, Inc. - Class A	588,106	0.2
67,700		Navient Corp.	1,418,992	0.5
21,000		OFG Bancorp	313,740	0.1
47,500		Omega Healthcare Investors, Inc.	1,815,450	0.6
40,700		PartnerRe Ltd.	4,741,957	1.5
52,700		Pennsylvania Real Estate Investment Trust	1,231,599	0.4
6,672		Plum Creek Timber Co., Inc.	278,089	0.1
73,600		RAIT Financial Trust	543,904	0.2
131,600		Regions Financial Corp.	1,325,212	0.4
23,749		Reinsurance Group of America, Inc.	2,035,764	0.7
54,700		SEI Investments Co.	2,167,761	0.7
7,834		SL Green Realty Corp.	909,841	0.3
67,700		SLM Corp.	655,336	0.2
4,947		Stancorp Financial Group, Inc.	326,997	0.1

38,000		Starwood Property Trust, Inc.	914,280	0.3
78,100		Summit Hotel Properties, Inc.	905,960	0.3
70,600		Susquehanna Bancshares, Inc.	929,802	0.3
92,985		UnumProvident Corp.	3,088,962	1.0
39,800		Validus Holdings Ltd.	1,651,700	0.5
37,100		Waddell & Reed Financial, Inc.	1,783,768	0.6
8,800	@,L	World Acceptance, Corp.	671,704	0.2
73,344		XL Group PLC	2,605,179	0.8
46,595		Zions Bancorp.	1,307,456	0.4
			86,912,481	28.4

		Health Care: 6.5%
18,000		Aetna, Inc.	1,570,320	0.5
53,700		Agilent Technologies, Inc.	2,295,138	0.8
91,532	@	Almirall SA	1,581,065	0.5
37,446	@	Brookdale Senior Living, Inc.	1,326,337	0.4
61,400		CareFusion Corp.	3,633,038	1.2
6,000		Chemed Corp.	660,660	0.2
25,200		Cigna Corp.	2,592,828	0.9
8,600	@	Laboratory Corp. of America Holdings	899,904	0.3
11,920		Ono Pharmaceutical Co., Ltd.	1,019,353	0.3
10,232		PRA Health Sciences, Inc.	223,467	0.1
19,800		Quest Diagnostics	1,293,138	0.4
54,000		Select Medical Holdings Corp.	779,220	0.3
30,900		Triple-S Management Corp.	714,408	0.2
3,707		UCB S.A.	290,498	0.1
14,128		WellCare Health Plans, Inc.	1,041,799	0.3
			19,921,173	6.5

		Industrials: 12.7%
105,500	@	ACCO Brands Corp.	924,180	0.3
36,200		AGCO Corp.	1,527,278	0.5
36,428		Barnes Group, Inc.	1,338,000	0.4
32,900		Brink's Co.	713,930	0.2
15,900		Chart Industries, Inc.	631,389	0.2
127,800		Covanta Holding Corp.	3,203,946	1.1
10,677		Curtiss-Wright Corp.	756,999	0.3
8,738	@	Esterline Technologies Corp.	1,038,337	0.3
39,300		Exelis, Inc.	705,042	0.2
19,059	@	Generac Holdings, Inc.	826,779	0.3
45,300		Hawaiian Holdings, Inc.	919,137	0.3
73,000	@	Hexcel Corp.	3,160,170	1.0
11,150		Hubbell, Inc.	1,190,820	0.4
27,400		IDEX Corp.	2,104,594	0.7
47,200	@	Jacobs Engineering Group, Inc.	2,192,440	0.7
10,300		L-3 Communications Holdings, Inc.	1,283,380	0.4
17,358	@	Moog, Inc.	1,263,315	0.4
6,100	L	National Presto Industries, Inc.	357,826	0.1
38,951		Orbital Sciences Corp.	1,060,246	0.4
23,400		Quad/Graphics, Inc.	508,014	0.2

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

99,700	@	Quanta Services, Inc.	3,040,850	1.0
47,000		Republic Airways Holdings, Inc.	624,160	0.2
12,132		Rexel SA	224,759	0.1
11,400		Roper Industries, Inc.	1,799,148	0.6
41,700		RR Donnelley & Sons Co.	702,228	0.2
19,084	@	Sensata Technologies Holdings N.V.	945,994	0.3
2,906		Teledyne Technologies, Inc.	310,681	0.1
21,200		Trinity Industries, Inc.	679,672	0.2
2,183		Vectrus, Inc.	61,692	0.0
37,900		Wabtec Corp.	3,353,771	1.1
16,761		Wesco International, Inc.	1,380,939	0.5
			38,829,716	12.7

		Information Technology: 11.1%
22,400		Amdocs Ltd.	1,091,888	0.4
90,500		Amkor Technology, Inc.	605,445	0.2
35,869		ARRIS Group, Inc.	1,067,820	0.3
49,627	@	Arrow Electronics, Inc.	2,900,202	0.9
50,703		Booz Allen Hamilton Holding Corp.	1,379,629	0.5
165,400		Brocade Communications Systems, Inc.	1,870,674	0.6
10,191	@	Check Point Software Technologies	787,866	0.3
22,700	L	Ebix, Inc.	367,967	0.1
42,700		Euronet Worldwide, Inc.	2,479,589	0.8
25,200	@	Fabrinet	422,604	0.1
124,300	@	Flextronics International Ltd.	1,378,487	0.5
11,100		Harris Corp.	795,537	0.3
52,000		Keysight Technologies, Inc.	1,830,400	0.6
46,900	@	Kulicke & Soffa Industries, Inc.	655,662	0.2
4,054		Maxim Integrated Products	119,877	0.0
18,500		Mentor Graphics Corp.	410,885	0.1
42,202	@	Microsemi Corp.	1,147,894	0.4
15,776	@	NXP Semiconductor NV	1,227,531	0.4
28,400	@	Omnivision Technologies, Inc.	821,044	0.3
4,866	@	Photronics, Inc.	43,891	0.0
62,939	@	RF Micro Devices, Inc.	919,539	0.3
37,300	@	Sanmina Corp.	917,580	0.3
17,300		Seagate Technology	1,143,703	0.4
5,325		Skyworks Solutions, Inc.	359,278	0.1
82,200		Symantec Corp.	2,144,598	0.7
22,324		Teradata Corp.	1,007,705	0.3
11,500	@	Unisys Corp.	307,280	0.1
23,342		Verint Systems, Inc.	1,404,955	0.5
20,800		Western Digital Corp.	2,148,016	0.7
163,000		Xerox Corp.	2,275,480	0.7
			34,033,026	11.1

		Materials: 7.3%
22,700	L	Albemarle Corp.	1,340,208	0.4
23,100		Axiall Corp.	999,768	0.3
44,237		Cabot Corp.	1,905,730	0.6
42,248		Celanese Corp.	2,537,837	0.8

6,690		CF Industries Holdings, Inc.	1,793,923	0.6
14,800	@	Crown Holdings, Inc.	732,600	0.2
22,000		Domtar Corp.	895,400	0.3
15,300		Eastman Chemical Co.	1,268,676	0.4
42,300		Huntsman Corp.	1,079,496	0.4
43,211	@	Louisiana-Pacific Corp.	658,536	0.2
33,188		Methanex Corp.	1,714,492	0.6
44,078	@	Owens-Illinois, Inc.	1,130,160	0.4
4,607		Packaging Corp. of America	342,208	0.1
50,017		Reliance Steel & Aluminum Co.	3,198,087	1.1
32,200		Rock-Tenn Co.	1,829,282	0.6
21,800		Schweitzer-Mauduit International, Inc.	932,386	0.3
			22,358,789	7.3

		Telecommunication Services: 0.4%
84,900	L	Iridium Communications, Inc.	810,795	0.2
49,800	@	Premier Global Services, Inc.	525,390	0.2
			1,336,185	0.4

		Utilities: 6.5%
69,600		AES Corp.	965,352	0.3
7,623		Alliant Energy Corp.	479,258	0.2
27,200		American Electric Power Co., Inc.	1,565,360	0.5
32,400		Edison International	2,059,344	0.7
32,900		Entergy Corp.	2,760,310	0.9
45,500		Exelon Corp.	1,645,735	0.5
40,200		FirstEnergy Corp.	1,482,576	0.5
27,166		Great Plains Energy, Inc.	710,934	0.2
33,747		Portland General Electric Co.	1,244,252	0.4
58,900		Public Service Enterprise Group, Inc.	2,460,842	0.8
37,700		SCANA Corp.	2,150,031	0.7
44,169		UGI Corp.	1,665,613	0.5
20,015		Westar Energy, Inc.	782,387	0.3
			19,971,994	6.5

	Total Common Stock (Cost $271,416,294)		299,700,202	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc: 2.5%
379,247	Bank of Nova Scotia, Repurchase Agreement dated 11/28/14, 0.08%, due 12/01/14 (Repurchase Amount $379,249, collateralized by various U.S. Government Securities, 0.000%-10.625%, Market Value plus accrued interest $386,835, due 01/08/15-08/15/44)	379,247	0.1

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

1,801,627	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $1,801,646, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,837,660, due 01/01/15-09/01/49)	1,801,627	0.6
1,801,627	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $1,801,649, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $1,837,660, due 12/31/17-02/15/42)	1,801,627	0.6
1,801,627	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $1,801,642, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,837,660, due 12/05/14-08/20/62)	1,801,627	0.6
1,801,627	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $1,801,649, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,837,636, due 04/15/16-01/15/29)	1,801,627	0.6
		7,585,755	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
894,750	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $894,750)	894,750	0.3

	Total Short-Term Investments (Cost $8,480,505)	8,480,505	2.8

	Total Investments in Securities (Cost $279,896,799)	$308,180,707	100.6
	Liabilities in Excess of Other Assets	(1,776,068)	(0.6)
	Net Assets	$306,404,639	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

Cost for federal income tax purposes is $280,368,983.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,741,609
Gross Unrealized Depreciation	(9,929,885)

Net Unrealized Appreciation	$27,811,724

See Accompanying Notes to Financial Statements

10

Voya Real Estate Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Consumer Discretionary: 0.8%
441,700	Hilton Worldwide Holdings, Inc.	11,581,374	0.8

	Financials: 98.5%
313,200	Alexandria Real Estate Equities, Inc.	26,910,144	1.8
2,661,410	American Realty Capital Properties, Inc.	25,017,254	1.7
291,100	American Residential Properties, Inc.	5,172,847	0.4
363,809	AvalonBay Communities, Inc.	58,496,849	3.9
620,200	BioMed Realty Trust, Inc.	13,303,290	0.9
327,102	Boston Properties, Inc.	42,405,503	2.9
746,800	Brandywine Realty Trust	11,545,528	0.8
609,500	Brixmor Property Group, Inc.	14,737,710	1.0
315,400	Camden Property Trust	24,184,872	1.6
343,200	CBL & Associates Properties, Inc.	6,675,240	0.5
486,700	Corrections Corp. of America	17,642,875	1.2
1,126,900	Cousins Properties, Inc.	13,793,256	0.9
1,079,278	CubeSmart	23,247,648	1.6
665,725	DCT Industrial Trust, Inc.	22,721,194	1.5
1,608,600	DDR Corp.	29,485,638	2.0
127,200	Digital Realty Trust, Inc.	8,938,344	0.6
744,400	Douglas Emmett, Inc.	20,724,096	1.4
1,504,800	Duke Realty Corp.	29,253,312	2.0
245,900	EPR Properties	13,767,941	0.9
1,184,539	Equity Residential	83,912,743	5.6
202,765	Essex Property Trust, Inc.	41,041,664	2.8
1,705,642	General Growth Properties, Inc.	45,642,980	3.1
458,100	HCP, Inc.	20,522,880	1.4
923,300	Health Care Real Estate Investment Trust, Inc.	68,010,278	4.6
719,620	Healthcare Realty Trust, Inc.	19,005,164	1.3
844,100	Healthcare Trust of America, Inc.	10,770,716	0.7
376,000	Highwoods Properties, Inc.	16,228,160	1.1
2,966,755	Host Hotels & Resorts, Inc.	68,947,386	4.6
480,700	Kilroy Realty Corp.	33,014,476	2.2
1,063,823	Kimco Realty Corp.	27,074,296	1.8
1,161,700	Lexington Realty Trust	12,778,700	0.9
308,100	Liberty Property Trust	10,900,578	0.7
433,625	Macerich Co.	34,291,065	2.3
726,000	Paramount Group, Inc.	13,648,800	0.9
312,181	Pebblebrook Hotel Trust	13,476,854	0.9

353,300	Post Properties, Inc.	20,696,314	1.4
1,619,602	ProLogis, Inc.	68,476,773	4.6
272,802	Public Storage, Inc.	51,185,839	3.4
664,027	Ramco-Gershenson Properties	11,886,083	0.8
446,500	Regency Centers Corp.	27,450,820	1.8
648,929	Simon Property Group, Inc.	117,326,363	7.9
337,900	SL Green Realty Corp.	39,243,706	2.6
1,872,700	Spirit Realty Capital, Inc.	21,929,317	1.5
1,017,900	@ Strategic Hotel Capital, Inc.	13,517,712	0.9
281,140	Sun Communities, Inc.	16,556,335	1.1
1,009,600	Sunstone Hotel Investors, Inc.	16,163,696	1.1
162,300	Tanger Factory Outlet Centers, Inc.	5,936,934	0.4
167,310	Taubman Centers, Inc.	13,299,472	0.9
1,246,804	UDR, Inc.	38,376,627	2.6
284,857	Ventas, Inc.	20,381,518	1.4
485,104	Vornado Realty Trust	54,118,202	3.6
		1,463,835,992	98.5

	Total Common Stock (Cost $892,321,732)	1,475,417,366	99.3

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
13,994,109	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $13,994,109)	13,994,109	0.9

	Total Short-Term Investments (Cost $13,994,109)	13,994,109	0.9

	Total Investments in Securities (Cost $906,315,841)	$1,489,411,475	100.2
	Liabilities in Excess of Other Assets	(2,546,242)	(0.2)
	Net Assets	$1,486,865,233	100.0

††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $1,010,871,637.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$588,879,281
Gross Unrealized Depreciation	(110,339,443)

Net Unrealized Appreciation	$478,539,838

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.3%
		Consumer Discretionary: 17.8%
113,076		Arctic Cat, Inc.	3,737,162	0.5
103,767		Bright Horizons Family Solutions, Inc.	4,638,385	0.7
26,000	@	Buffalo Wild Wings, Inc.	4,425,460	0.7
37,600		Burlington Stores, Inc.	1,679,592	0.2
398,056		Callaway Golf Co.	2,949,595	0.4
140,200		Cheesecake Factory	6,789,886	1.0
92,400		Childrens Place Retail Stores, Inc.	5,179,944	0.8
142,996		Cinemark Holdings, Inc.	5,192,185	0.8
271,800		Dana Holding Corp.	5,762,160	0.8
143,588	@	Express, Inc.	2,146,641	0.3
212,700		Finish Line	6,070,458	0.9
10,100		Gildan Activewear, Inc.	588,830	0.1
129,077	@	Hibbett Sporting Goods, Inc.	6,475,793	0.9
178,378	@,L	Imax Corp.	5,597,502	0.8
73,900		Jack in the Box, Inc.	5,505,550	0.8
305,500		La Quinta Holdings, Inc.	6,727,110	1.0
81,619		Life Time Fitness, Inc.	4,520,060	0.7
197,902	@	LKQ Corp.	5,749,053	0.8
60,035	L	Lumber Liquidators	3,817,626	0.6
124,589		Monro Muffler, Inc.	6,826,231	1.0
237,100		Pier 1 Imports, Inc.	3,271,980	0.5
97,555		Pool Corp.	5,795,742	0.8
130,400	@	Sally Beauty Holdings, Inc.	4,127,160	0.6
325,030	L	Smith & Wesson Holding Corp.	3,240,549	0.5
68,163	@	Steiner Leisure Ltd.	3,017,576	0.4
93,758		Vail Resorts, Inc.	8,216,951	1.2
			122,049,181	17.8

		Consumer Staples: 1.8%
89,880		Casey's General Stores, Inc.	7,524,754	1.1
235,825		Flowers Foods, Inc.	4,598,587	0.7
			12,123,341	1.8

		Energy: 2.6%
232,500		Bill Barrett Corp.	2,355,225	0.3
225,825		C&J Energy Services, Inc.	3,421,249	0.5
96,300		Carrizo Oil & Gas, Inc.	3,799,998	0.6
147,750		Energy XXI Bermuda Ltd.	592,477	0.1
451,700	@	Key Energy Services, Inc.	849,196	0.1
109,900		Rosetta Resources, Inc.	3,233,258	0.5
93,000	@	Unit Corp.	3,554,460	0.5
			17,805,863	2.6

		Financials: 10.5%
166,800		Colony Financial, Inc.	4,094,940	0.6
131,055		Coresite Realty Corp.	4,987,953	0.7
81,444		eHealth, Inc.	2,106,956	0.3

110,303		Evercore Partners, Inc.	5,570,302	0.8
134,787		Financial Engines, Inc.	4,404,839	0.6
136,000		First American Financial Corp.	4,353,360	0.6
84,872		MarketAxess Holdings, Inc.	5,565,057	0.8
600,600	@	MGIC Investment Corp.	5,591,586	0.8
129,590	@	PRA Group, Inc.	7,583,607	1.1
67,300		ProAssurance Corp.	3,034,557	0.4
42,841		Signature Bank	5,195,328	0.8
28,800		Sovran Self Storage, Inc.	2,448,576	0.4
90,700		Springleaf Holdings, Inc.	3,596,255	0.5
55,679	@	SVB Financial Group	5,854,647	0.9
134,293		The Geo Group, Inc.	5,410,665	0.8
15,483		Virtus Investment Partners	2,384,382	0.4
			72,183,010	10.5

		Health Care: 20.1%
84,100		Acorda Therapeutics, Inc.	3,065,445	0.4
111,300	@	Air Methods Corp.	4,939,494	0.7
41,000	@	Alkermes PLC	2,255,820	0.3
23,409	@	Bio-Rad Laboratories, Inc.	2,780,755	0.4
118,700	@,L	Celldex Therapeutics, Inc.	2,407,236	0.4
17,534	@	Centene Corp.	1,731,833	0.3
82,300		Charles River Laboratories International, Inc.	5,328,925	0.8
64,344	L	Clovis Oncology, Inc.	3,061,488	0.4
28,900		Cubist Pharmaceuticals, Inc.	2,190,909	0.3
163,400		Cynosure, Inc.	4,504,938	0.7
164,800		Depomed, Inc.	2,552,752	0.4
105,430	@	Haemonetics Corp.	3,893,530	0.6
264,200	@,L	Halozyme Therapeutics, Inc.	2,319,676	0.3
203,666		Healthsouth Corp.	8,376,783	1.2
69,500		Impax Laboratories, Inc.	2,220,525	0.3
114,836		IPC The Hospitalist Co., Inc.	5,061,971	0.7
113,700	L	Isis Pharmaceuticals, Inc.	5,888,523	0.9
131,771		Luminex Corp.	2,437,763	0.4
161,200	@	Masimo Corp.	4,231,500	0.6
135,728		Medicines Co.	3,638,868	0.5
68,094		Mednax, Inc.	4,457,433	0.7
189,525	@	Merit Medical Systems, Inc.	2,804,970	0.4
71,013		Momenta Pharmaceuticals, Inc.	832,982	0.1
184,822	@	Nektar Therapeutics	3,080,983	0.4
19,011	@	Neogen Corp.	842,377	0.1
119,200		NPS Pharmaceuticals, Inc.	3,955,056	0.6
98,400		Omnicell, Inc.	3,168,480	0.5
120,400		Owens & Minor, Inc.	4,118,884	0.6
41,000		Pacira Pharmaceuticals, Inc./DE	3,851,130	0.6

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

11,800		Puma Biotechnology, Inc.	2,678,836	0.4
27,600		Receptos, Inc.	3,734,280	0.5
17,700	@	Salix Pharmaceuticals Ltd.	1,817,613	0.3
39,500		Seattle Genetics, Inc.	1,439,380	0.2
112,500		Select Medical Holdings Corp.	1,623,375	0.2
102,146		Steris Corp.	6,511,808	0.9
70,800		Surgical Care Affiliates, Inc.	2,251,440	0.3
142,400		Team Health Holdings, Inc.	8,139,584	1.2
33,552	L	Theravance, Inc.	507,642	0.1
146,500	@	Thoratec Corp.	4,569,335	0.7
124,800	@,L	Vivus, Inc.	418,080	0.1
52,600		WellCare Health Plans, Inc.	3,878,724	0.6
			137,571,126	20.1

		Industrials: 14.1%
185,800		Actuant Corp.	5,455,088	0.8
95,000	@	Advisory Board Co.	4,047,000	0.6
89,200	@	Beacon Roofing Supply, Inc.	2,415,536	0.4
117,600		Clarcor, Inc.	7,748,664	1.1
70,000		Corporate Executive Board Co.	5,124,700	0.7
89,900		EnPro Industries, Inc.	5,800,348	0.8
141,900		Gorman-Rupp Co.	4,441,470	0.7
222,156		Healthcare Services Group	6,700,225	1.0
128,377	@	HUB Group, Inc.	4,829,543	0.7
183,300		KAR Auction Services, Inc.	6,351,345	0.9
219,700		Knight Transportation, Inc.	7,309,419	1.1
66,000		Regal-Beloit Corp.	4,773,120	0.7
165,400		Simpson Manufacturing Co., Inc.	5,491,280	0.8
51,995		Teledyne Technologies, Inc.	5,558,785	0.8
90,900		Toro Co.	5,970,312	0.9
92,900		Waste Connections, Inc.	4,385,809	0.6
90,500		Watts Water Technologies, Inc.	5,471,630	0.8
97,200		Woodward Governor Co.	5,023,296	0.7
			96,897,570	14.1

		Information Technology: 22.6%
116,915		A10 Networks, Inc.	477,013	0.1
278,400		Adtran, Inc.	5,815,776	0.8
29,403	@	Ansys, Inc.	2,455,739	0.4
167,090	@	Aspen Technology, Inc.	6,305,977	0.9
158,309		Bankrate, Inc.	1,850,632	0.3
112,226		Blackbaud, Inc.	4,762,871	0.7
187,600		BroadSoft, Inc.	5,059,572	0.7
192,853		Cardtronics, Inc.	7,552,124	1.1
78,226	@	Coherent, Inc.	4,330,591	0.6
53,390		CommScope Holding Co., Inc.	1,185,258	0.2
126,100		Commvault Systems, Inc.	5,964,530	0.9
147,000		DealerTrack Holdings, Inc.	6,932,520	1.0

64,103		Faro Technologies, Inc.	3,521,178	0.5
79,900		Flir Systems, Inc.	2,535,227	0.4
11,075		Formfactor, Inc.	89,043	0.0
135,796		Guidewire Software, Inc.	6,853,624	1.0
130,708		Imperva, Inc.	5,560,318	0.8
55,400	@	Integrated Device Technology, Inc.	1,033,764	0.2
143,900		j2 Global, Inc.	8,136,106	1.2
56,700		Littelfuse, Inc.	5,450,571	0.8
230,900		LivePerson, Inc.	2,987,846	0.4
70,200		MKS Instruments, Inc.	2,558,088	0.4
72,100		Monolithic Power Systems, Inc.	3,470,173	0.5
151,094		National Instruments Corp.	4,863,716	0.7
136,196	@	Plexus Corp.	5,313,006	0.8
515,800	@	PMC - Sierra, Inc.	4,203,770	0.6
311,100	@	Polycom, Inc.	4,097,187	0.6
127,300		PROS Holdings, Inc.	3,640,780	0.5
271,700		Qlik Technologies, Inc.	8,376,511	1.2
135,500		SciQuest, Inc.	2,020,305	0.3
209,120	@	Semtech Corp.	5,324,195	0.8
61,096	@	SYKES Enterprises, Inc.	1,415,594	0.2
70,400		Synchronoss Technologies, Inc.	3,015,232	0.4
56,800		Ultimate Software Group, Inc.	8,363,232	1.2
85,520		WEX, Inc.	9,670,602	1.4
			155,192,671	22.6

		Materials: 4.8%
176,500		Boise Cascade Co.	6,299,285	0.9
275,600		Commercial Metals Co.	4,503,304	0.6
75,200		Greif, Inc. - Class A	3,297,520	0.5
137,700		HB Fuller Co.	5,947,263	0.9
753,900		Hecla Mining Co.	1,779,204	0.3
83,700		Minerals Technologies, Inc.	6,213,051	0.9
121,047		Worthington Industries	4,564,682	0.7
			32,604,309	4.8

	Total Common Stock (Cost $574,017,158)		646,427,071	94.3

EXCHANGE-TRADED FUNDS: 2.1%
104,503		iShares Russell 2000 Growth Index Fund	14,491,431	2.1

	Total Exchange-Traded Funds (Cost $12,330,777)		14,491,431	2.1

	Total Long-Term Investments (Cost $586,347,935)		660,918,502	96.4

See Accompanying Notes to Financial Statements

13

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2014 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 2.7%
4,383,977	Cantor Fitzgerald, Repurchase Agreement dated 11/28/14, 0.13%, due 12/01/14 (Repurchase Amount $4,384,024, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,471,657, due 01/01/15-09/01/49)	4,383,977	0.6
4,383,977	Daiwa Capital Markets, Repurchase Agreement dated 11/28/14, 0.11%, due 12/01/14 (Repurchase Amount $4,384,017, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,471,740, due 06/01/16-03/01/48)	4,383,977	0.6
4,383,977	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $4,384,031, collateralized by various U.S. Government Securities, 0.750%-3.125%, Market Value plus accrued interest $4,471,657, due 12/31/17-02/15/42)	4,383,977	0.7
922,837	Nomura Securities, Repurchase Agreement dated 11/28/14, 0.10%, due 12/01/14 (Repurchase Amount $922,845, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $941,294, due 12/05/14-08/20/62)	922,837	0.1

4,383,977	State of Wisconsin Investment Board, Repurchase Agreement dated 11/28/14, 0.15%, due 12/01/14 (Repurchase Amount $4,384,031, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,471,600, due 04/15/16-01/15/29)	4,383,977	0.7
		18,458,745	2.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.9%
26,899,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $26,899,137)	26,899,137	3.9

	Total Short-Term Investments (Cost $45,357,882)	45,357,882	6.6

	Total Investments in Securities (Cost $631,705,817)	$706,276,384	103.0
	Liabilities in Excess of Other Assets	(20,343,568)	(3.0)
	Net Assets	$685,932,816	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2014.

Cost for federal income tax purposes is $633,123,490.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$102,567,280
Gross Unrealized Depreciation	(29,414,386)

Net Unrealized Appreciation	$73,152,894

See Accompanying Notes to Financial Statements

14

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 4, 2015